UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Taxable Fixed Income Funds

Semi-Annual Report March 31, 2016

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R6	Class I

Nuveen Symphony Credit Opportunities Fund	NCOAX	NCFCX	NCSRX	NCOIX
Nuveen Symphony Floating Rate Income Fund	NFRAX	NFFCX	NFRFX	NFRIX
Nuveen Symphony High Yield Bond Fund	NSYAX	NSYCX	—	NSYIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

The financial markets saw an increase in volatility over the past year. Global economic growth has continued to look fragile, led by China’s ongoing slowdown and stagnant growth in Europe and Japan. By contrast, the U.S. economy’s modest recovery stayed on pace. However, concerns about downside risks to U.S. economic growth were heightened in early 2016 amid a weak global growth outlook and churning stock markets. In addition to the challenging economic backdrop, the persistent decline of oil prices and a rally in the U.S. dollar dampened U.S. corporate earnings growth, further contributing to an uncertain outlook.

For most of 2015, the U.S. Federal Reserve postponed the first increase to its main policy interest rate, which tended to boost risky assets and weigh on longer-term bond yields at points throughout the year. However, volatility rose in the late spring amid Greece’s turbulent negotiations with its European Union creditors. China’s stock market declined amid worries about its decelerating economy and a loss of confidence in its policy makers. Conditions turned more favorable in the fall, as the Fed delayed its rate hike again in October, the European Central Bank appeared poised for further easing and China administered another round of stimulus measures. By the time the Fed announced the rate hike in December, the move was widely expected and had very little market impact.

Although volatility spiked in early 2016, conditions have generally improved since mid-February 2016. Global growth expectations remain subdued, but investors have gained more confidence that the Fed’s interest rate increases will be gradual, oil prices appear more stable, the U.S. dollar has weakened and the U.S. economy continues to look fairly resilient. Consumer spending, which represents roughly two-thirds of the economy, continues to be supported by the meaningful improvement in the labor market, wage growth and cheaper gas prices.

The global markets may continue seeing bouts of market turbulence this year. While short-term volatility can be uncomfortable for investors, these periods can also provide opportunities. The experienced investment professionals working for you at Nuveen continue to seek upside potential and manage downside risks, whether markets are rising or falling. We also encourage you to contact your financial advisor, who can help you develop a plan to weather short-term price swings, while remaining consistent with your investment goals, time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

May 23, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Symphony High Yield Bond Fund

The Fund’s portfolios are managed by Symphony Asset Management LLC, (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, Chief Investment Officer and Chief Executive Officer at Symphony and Jenny Rhee manage the Nuveen Symphony Credit Opportunities Fund and the Nuveen Symphony High Yield Bond Fund, while Gunther and Scott Caraher oversee the investments of the Nuveen Symphony Floating Rate Income Fund.

Here they discuss key investment strategies and performance of the Funds for the six-month reporting period ended March 31, 2016.

How did the Funds perform during the six-month reporting period ended March 31, 2016?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the six-month, one-year, five-year and/or since inception periods ended March 31, 2016. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its comparative market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund and how did this strategy affect the Fund’s performance for the six-month reporting period ended March 31, 2016?

Our investment process for the Nuveen Symphony Credit Opportunities Fund, the Nuveen Symphony Floating Rate Income Fund and the Nuveen Symphony High Yield Bond Fund is based upon fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We evaluate the potential upside and downside to any credit and concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms that have enough assets to support meaningful recovery in case of default. Focusing on downside risk management, we favor opportunities where valuations can be quantified and risks assessed.

During the reporting period, particularly throughout the fourth quarter of 2015, the technical sell off in levered credit markets continued as corporate debt was re-priced across the quality spectrum with lower rated, more illiquid issues being the most adversely impacted. Growing concerns of a more pronounced economic slowdown in China and continued commodity related sector volatility resulted in deteriorating investor sentiment. This triggered a flight of capital from credit markets, particularly among retail investors, despite generally sound macroeconomic and corporate fundamentals (ex-commodity related sectors). This created a self-reinforcing technical feedback loop where initial selling put downward pressure on credit prices, prompting further selling as many investors attempted to exit the market before the technical downdraft intensified. In early December 2015, another sponsor’s mutual fund that was invested heavily in distressed credit bonds, was forced to suspend further share redemptions (withdrawals from the fund), reportedly because shareholder redemption requests were occurring faster than the fund was able to sell portfolio securities in a balanced manner to raise the cash necessary to pay those redeeming shareholders. This event, occurring at a time when the high

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

yield bond market was already weak and generally declining, served to exacerbate the concerns of high yield bond market participants about both the ongoing strength and stability of the high yield bond market, and specifically about the ability of high yield bond funds to sell portfolio bonds to meet redemptions going forward. The immediate result was for already unstable and declining high yield bond prices to decline further and faster and for net negative flows (net redemptions) for funds investing in high yield bonds to increase, which put further pressure on the high yield bond market. However, as investors learned more about the specific fund’s circumstance, and generally came to conclude that the event was driven primarily by that fund’s uniquely difficult circumstances, the market’s fears tended to subside. However, those market-wide concerns have not completely dissipated. As a result, net negative flows out of the high yield bond fund category were significant, and the market skittishness following the event ended up hurting overall Fund performance during the reporting period.

While the early part of 2016 began with a continuation of negative investor sentiment, markets reversed markedly by the end of the reporting period and finished on a positive note. Risk assets were buoyed by increased demand and risk appetite largely due to dovish Federal Reserve (Fed) rhetoric and the European Central Bank (ECB) expanding their monetary policy. Fears around Chinese growth subsiding along with damping concerns of a domestic recession also helped support the rally. In regards to credit markets specifically, the ensuing influx of capital into the high yield asset class as well as uptick in collateralized loan obligation (CLO) issuance later in the reporting period helped drive prices. While much of the rally across credit markets was driven by notable strength in energy and commodity related sectors, nearly every sector of the Credit Suisse Leveraged Loan Index experienced a positive return.

Although the markets rebounded during the early part of 2016, loan markets posted negative returns for the entire reporting period. The loan market traded off largely due to technical factors and in concert with general risk aversion across the broad capital markets. While overall loan mutual fund flows continued to be negative, institutional loan demand driven by CLO issuance more than offset retail outflows. This institutional demand provided support to the loan market, allowing it in large part to avoid the downward cycle experienced in lower quality risk assets. A late period uptick in new CLO issue along with a modest reversal in mutual fund outflows allowed for continued support in the asset class recovering much of the technical weakness experienced late in 2015.

Moving down the capital structure, as noted previously, high yield markets posted positive returns during the reporting period as they rebounded from fourth quarter lows. The technical “storm” impacted nearly every sector of the high yield market during the fourth quarter. Most notably, energy and other commodity related sectors continued their precipitous decline. In addition, many larger, more liquid issues spanning media to information technology and across consumer sectors experienced price weakness due to their ability to be more readily sold as investors exited the high yield market. These factors were offset by an influx of capital into the high yield market early in 2016.

There has been an increased focus on the structure of many senior loans in the market, including London Inter-Bank Offered Rate (LIBOR) floors. The Funds have owned, or currently own, loans with the LIBOR floor feature. The coupon on most senior loans consists of both LIBOR (usually 90-day U.S. LIBOR) plus a spread. For example, a senior loan might have a coupon structure of “LIBOR plus 400 basis points (bp)” in which the coupon consists of 90-day LIBOR, plus 400bp. Given today’s relatively low LIBOR rate, however, many issuers have put in place LIBOR floors to enhance the yield (and satisfy demand from investors) for newly issued loans. LIBOR floors, as the name suggests, put a “floor” on the reference LIBOR rate. LIBOR floors typically range from 150bp to 50bp. A loan with a LIBOR floor might have a structure of LIBOR + 400bp with a 100bp LIBOR floor. In this example, the effective coupon is 5% (100bp + 400bp). As a result, as LIBOR rises from current levels, the yield on a senior loan with a LIBOR floor will not rise in lockstep until after the reference LIBOR rate exceeds the LIBOR floor. Although many loans have LIBOR floors, the asset class is one of the few that will float when interest rates begin to rise, we believe the senior loan asset class provides fixed income oriented investors with a potential safeguard from a secular rise in interest rates.

Nuveen Symphony Credit Opportunities Fund

The Fund’s Class A Shares at NAV underperformed the BofA/Merrill Lynch U.S. High Yield Master II Index, the Custom Benchmark Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in debt instruments such as bonds, loans and convertible securities, a substantial portion of which may be rated below investment grade or, if unrated, of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps and credit default swaps and options on swap agreements.

6	Nuveen Investments

Several factors contributed to the Fund’s underperformance versus its benchmark, especially our holdings in the oil, gas and consumable fuels, diversified telecommunications and media industry groups. Diversified telecommunications services holding IntelSat Limited detracted from performance. This lower quality credit sold off due to weak earnings and a sell off in the high yield markets during the reporting period. Also detracting from performance was Clear Channel Communications, Inc., a leading global media and entertainment company. These bonds have attractive yields but trade lower during declining credit markets. Lastly, during the reporting period, energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. While we continued to maintain underweight exposures to the industry, these positions still detracted from overall performance. Specifically, the bonds of Legacy Reserves LP Finance Corporation detracted from performance.

Several factors positively contributed to performance during the reporting period, including the semiconductor and semiconductor equipment, wireless telecommunication and food and staples retailing industry groups. In particular, the bonds of semiconductor manufacturer, Advanced Micro Devices Inc. contributed to performance during the reporting period. The bonds traded up following the company unveiling new hardware and software features late in the reporting period and as well as posting better than expected results. In addition, bonds and loans held in Communication Sales & Leasing Inc. contributed to performance. The debt of the telecommunications firm performed well for the reporting period as the company announced their first planned acquisition and noted a robust merger and acquisition (M&A) pipeline, which was well received by the market. Also contributing to performance were bonds in Rite Aid Corporation. The loans of the consumer staples retailer contributed to performance for the reporting period following an announcement that the company was being acquired by a high quality competitor. The announcement came early in the reporting period, causing the name to trade up and when coupled with an attractive coupon, the stability during a period of heightened volatility led to it being a top contributor to overall performance.

The Fund also invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the current reporting period these contracts had a negative effect on performance.

Nuveen Symphony Floating Rate Income Fund

The Fund’s Class A Shares at NAV slightly underperformed the Credit Suisse Leveraged Loan Index and performed in line with the Lipper Loan Participation Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in floating rate loans and other floating rate securities, a substantial portion of which will be rated below investment grade. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed to be of comparable quality. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, the Fund’s capital was deployed into assets that we believe offered attractive current income and yield for the associated risk profile. Fundamentally, we believe that many of these companies have stable businesses, good asset coverage for senior debt holders and may perform well in a stable to slow-growth environment.

From an industry group perspective, the Fund’s holdings in the media, oil, gas and consumable fuels, media and diversified telecommunications services industry group contributed to the Fund’s underperformance. At the issuer level, Clear Channel Communications, Inc., a leading global media and entertainment company, detracted from performance. These higher beta loans and bonds have attractive yields but have traded lower during declining credit markets. Diversified telecommunications services holding Intelsat Limited also detracted from performance. This lower quality credit sold off due to weak earnings and a sell off in the high yield markets during the reporting period.

Holdings in the health care provider and services, food supplies and staples retailing and semiconductor and semiconductor equipment industry groups were top performers. At the issuer level, the Fund benefited from holding loans in Albertson’s LLC. We believe

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

the food and staples retailing industry group has historically been more defensive during periods of volatility. These loans offer an attractive coupon relative to the rest of the industry group and broad market. Both the industry group and the company performed well during the reporting period. Also contributing to performance was Millennium Laboratories, Inc. The loans of the health care services firm were a top contributor during the reporting period. The loans traded up as the company exited bankruptcy at the end of December. Lastly, the loan holdings in Dell Inc., a technology services company, helped boost returns for the reporting period. The loan is a solid BB rated issue of a corporation that performed well.

Nuveen Symphony High Yield Bond Fund

The Fund’s Class A Shares at NAV underperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper High Yield Funds Classification Average during the reporting period.

The Fund seeks current income and capital appreciation by investing primarily in below investment grade bonds using a bottom up, research driven process. The Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in bonds rated below investment grade or, if unrated, of comparable quality. The Fund may invest up to 20% of its net assets, collectively, in the bank loans, convertible securities and equity securities. We base our investment process on fundamental, bottom-up credit analysis. After assessing sector dynamics, company business models and asset quality, our analysts make specific recommendations based on the relative value of the various types of debt within a company’s capital structure. We concentrate our efforts on sectors with sufficient transparency to assess the downside risk and in firms with enough assets to support meaningful recovery in case of default. Our focus on downside risk management favors opportunities wherein valuations can be quantified and risks assessed. The Fund may utilize derivatives, including options, futures contracts, options on futures contracts, swap agreements, including interest rate swaps, total return swaps, credit default swaps and options on swap agreements.

During the reporting period, our oil, gas and consumable fuels, diversified telecommunications and industrial conglomerates industry groups contributed to the Fund’s underperformance. Energy related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. While we continued to maintain underweight exposures to the industry, these positions still detracted from overall performance. Specifically, the bonds of Legacy Reserves LP Finance Corporation and EnQuest PLC detracted from performance. Diversified telecommunications services holding Intelsat Limited also detracted from performance. This lower quality credit sold off due to weak earnings and a sell off in the high yield markets during the reporting period.

Holdings within the wireless telecommunication services, food and retailing and electric utilities industry groups contributed the most to overall performance. At the issuer level, the bonds held in Communication Sales & Leasing, Inc. contributed to performance. The bonds of the telecommunications firm performed well as the company announced their first planned acquisition and noted a robust merger and acquisition (M&A) pipeline, which was well received by the market. The bonds of semiconductor manufacturer, Advanced Micro Devices, Inc. contributed to performance during the reporting period. The bonds traded up following the company unveiling new hardware and software features late in the period and as well as posting better than expected results. Lastly, the bonds of a consumer staples retailer Rite Aid Corporation contributed to performance for the reporting period following an announcement that the company was being acquired by a high quality competitor. The announcement came early in the reporting period, causing the name to trade up and when coupled with an attractive coupon, the stability during a period of heightened volatility led to it being a top contributor to overall performance.

The Fund also invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened. During the current reporting period these contracts had a negative effect on performance.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Credit Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony Floating Rate Income Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. The value of the Fund’s convertible securities may decline in response to such factors as rising interest rates and fluctuations in the market price of the underlying securities. This Fund is subject to loan settlement risk due to the lack of established settlement standards or remedies for failure to settle.

Nuveen Symphony High Yield Bond Fund

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, derivatives risk, liquidity risk, income risk and bond market liquidity risk which is the risk that Fund performance can be negatively affected if the Fund must sell securities at lower prices due to decreased market liquidity and increased price volatility when primary dealers of bonds have low inventories relative to the overall fixed income markets. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Because the Fund currently has less assets than a larger Fund, large inflows and outflows may impact the Fund’s market exposure and subsequently its performance. Redemption of a large number of shares may subject the Fund and its shareholders to leverage risk and disrupt the overall composition of the Fund’s portfolio and thereby impede the ability to pursue the investment strategy.

Dividend Information

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of March 31, 2016, Nuveen Symphony High Yield Bond Fund had a zero UNII balance while Nuveen Symphony Credit Opportunities Fund and Nuveen Symphony Floating Rate Income Fund had positive UNII balances, based upon our best estimate, for tax purposes. Nuveen Symphony Credit Opportunities Fund had a positive UNII balance and Nuveen Symphony Floating Rate Income Fund and Nuveen Symphony High Yield Bond Fund had negative UNII balances for financial reporting purposes.

Nuveen Investments	9

Risk Considerations and Dividend Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in the Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Credit Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	Since Inception
Class A Shares at NAV	(2.79)%	(8.51)%	3.72%	5.18%
Class A Shares at maximum Offering Price	(7.41)%	(12.86)%	2.71%	4.32%
BofA/Merrill Lynch U.S. High Yield Master II Index	1.01%	(3.99)%	4.71%	5.93%
Custom Benchmark Index	0.36%	(2.82)%	4.24%	5.30%
Lipper High Yield Funds Classification Average	0.31%	(4.01)%	3.83%	5.09%

Class C Shares	(3.13)%	(9.19)%	2.95%	4.40%
Class I Shares	(2.66)%	(8.26)%	3.98%	5.45%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(2.60)%	(8.21)%	(5.23)%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 4/28/10. Since inception return for Class R6 Shares is from 10/01/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	1.02%	1.77%	0.69%	0.77%

12	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(0.83)%	(2.59)%	3.89%
Class A Shares at maximum Offering Price	(3.80)%	(5.51)%	3.25%
Credit Suisse Leveraged Loan Index	(0.66)%	(1.11)%	3.42%
Lipper Loan Participation Funds Classification Average	(0.81)%	(1.83)%	2.64%

Class C Shares	(1.17)%	(3.34)%	3.11%
Class I Shares	(0.70)%	(2.35)%	4.15%

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class R6 Shares	(0.65)%	(2.30)%	(0.53)%

Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper category average, are from 5/02/11. Since inception return for Class R6 Shares is from 1/28/15. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R6	Class I
Expense Ratios	0.96%	1.71%	0.68%	0.70%

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Symphony High Yield Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to Glossary of Terms Used in this Report for definitions of terms used in this section.

Fund Performance

Average Annual Total Returns as of March 31, 2016

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception
Class A Shares at NAV	(2.19)%	(7.59)%	2.95%
Class A Shares at maximum Offering Price	(6.83)%	(11.98)%	1.44%
BofA/Merrill Lynch U.S. High Yield Master II Index	1.01%	(3.99)%	2.64%
Lipper High Yield Funds Classification Average	0.31%	(4.01)%	1.94%

Class C Shares	(2.65)%	(8.35)%	2.15%
Class I Shares	(2.12)%	(7.41)%	3.18%

Since inception returns are from 12/10/12. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.61%	2.34%	1.36%
Net Expense Ratios	1.07%	1.82%	0.82%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through January 31, 2017, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.85% of the average daily net assets of any class of Fund shares. The expense limitation expiring January 31, 2017, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

14	Nuveen Investments

Yields as of March 31, 2016

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	6.46%	6.04%	7.03%	7.04%
SEC 30-Day Yield-Subsidized	6.99%	6.59%	7.69%	7.59%
SEC 30-Day Yield-Unsubsidized	6.99%	6.59%	7.69%	7.59%

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A1	Class C	Class R6	Class I
Dividend Yield	4.51%	3.87%	4.90%	4.90%
SEC 30-Day Yield-Subsidized	4.95%	4.36%	5.40%	5.35%
SEC 30-Day Yield-Unsubsidized	4.95%	4.36%	5.40%	5.35%

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.70%	5.22%	6.26%
SEC 30-Day Yield-Subsidized	4.98%	4.50%	5.49%
SEC 30-Day Yield-Unsubsidized	4.31%	3.78%	4.77%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	15

Holding

Summaries as of March 31, 2016

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Symphony Credit Opportunities Fund

Fund Allocation (% of net assets)	Portfolio Composition (% of net assets)

Common Stocks	0.6%
$25 Par (or similar) Retail Preferred	0.0%
Convertible Bonds	0.4%
Corporate Bonds	79.3%
Variable Rate Senior Loan Interests	10.4%
Repurchase Agreements	10.8%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	1.8%
Tenet Healthcare Corporation	1.7%
Scientific Games International Inc.	1.7%
Rite Aid Corporation	1.7%
Dell, Inc., Term Loan B2	1.6%

Portfolio Credit Quality1

(% of total long-term fixed-income investments)

BBB	5.3%
BB or Lower	93.4%
N/R (not rated)	0.7%
N/A (not applicable)	0.6%
Total	100%

Media	9.9%
Health Care Equipment & Supplies	5.6%
Semiconductors & Semiconductor Equipment	4.5%
Hotels, Restaurants & Leisure	4.5%
Food & Staples Retailing	4.5%
Health Care Providers & Services	4.2%
Software	4.1%
Communications Equipment	3.6%
Wireless Telecommunication Services	3.6%
Diversified Telecommunication Services	3.3%
Real Estate Investment Trust	3.0%
Oil, Gas & Consumable Fuels	2.7%
Containers & Packaging	2.3%

Specialty Retail	2.2%
Technology Hardware, Storage & Peripherals	2.1%
Pharmaceuticals	2.0%
Diversified Consumer Services	2.0%
Internet Software & Services	1.8%
Commercial Services & Supplies	1.8%
Transportation Infrastructure	1.4%
Household Durables	1.4%
Insurance	1.4%
Other	18.8%
Repurchase Agreements	10.8%
Other Assets Less Liabilities	(1.5)%
Net Assets	100%

1	Excluding investments in derivatives.

16	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Fund Allocation

(% of net assets)

Common Stocks	0.4%
$25 Par (or similar) Retail Preferred	0.0%
Corporate Bonds	12.7%
Variable Rate Senior Loan Interests	82.7%
Repurchase Agreements	5.2%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Top Five Holdings

(% of net assets)

Albertson's LLC, Term Loan B4	3.5%
US Foods, Inc., Incremental Term Loan	3.0%
First Data Corporation, Term Loan B, First Lien	2.4%
Cengage Learning Acquisitions, Inc., Exit Term Loan	1.6%
Dell, Inc., Term Loan B2	1.6%

Portfolio Composition

(% of net assets)

Media	11.3%
Health Care Providers & Services	7.2%
Health Care Equipment & Supplies	7.0%
Food & Staples Retailing	5.9%
Software	5.7%
Food Products	4.6%
Diversified Consumer Services	4.1%
Hotels, Restaurants & Leisure	3.8%
Semiconductors & Semiconductor Equipment	3.7%
Technology Hardware, Storage & Peripherals	3.1%
Consumer Finance	3.1%
Diversified Telecommunication Services	2.2%
Commercial Services & Supplies	2.0%
Pharmaceuticals	2.0%
Wireless Telecommunication Services	2.0%
Chemicals	1.9%
Real Estate Investment Trust	1.8%
Machinery	1.8%
Containers & Packaging	1.4%
Multiline Retail	1.4%
Other	19.8%
Repurchase Agreements	5.2%
Other Assets Less Liabilities	(1.0)%
Net Assets	100%

Portfolio Credit Quality

(% of total long-term fixed-income investments)

BBB	6.2%
BB or Lower	92.5%
N/R (not rated)	0.8%
N/A (not applicable)	0.5%
Total	100%

Nuveen Investments	17

Holding Summaries (continued)

Nuveen Symphony High Yield Bond Fund

Fund Allocation

(% of net assets)

Convertible Bonds	0.4%
Corporate Bonds	76.3%
Variable Rate Senior Loan Interests	7.8%
Repurchase Agreements	19.3%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

Top Five Holdings

(% of net assets)

BMC Software Finance Inc.	2.9%
FairPoint Communications Inc.	2.7%
LIN Television Corporation	2.0%
Dell, Inc., Term Loan B2	2.0%
T-Mobile USA Inc.	1.7%

Portfolio Composition

(% of net assets)

Media	10.4%
Wireless Telecommunication Services	6.3%
Software	5.3%
Health Care Providers & Services	4.6%
Hotels, Restaurants & Leisure	3.5%
Diversified Telecommunication Services	2.7%
Health Care Equipment & Supplies	2.6%
Semiconductors & Semiconductor Equipment	2.6%
Communications Equipment	2.5%
Technology Hardware, Storage & Peripherals	2.5%
Internet Software & Services	2.3%
Professional Services	2.3%
Real Estate Investment Trust	2.3%
Containers & Packaging	2.2%
Food & Staples Retailing	2.2%
Food Products	2.2%
Pharmaceuticals	2.2%
Multiline Retail	1.9%
Leisure Products	1.9%
Commercial Services & Supplies	1.8%
Building Products	1.7%
Other	18.5%
Repurchase Agreements	19.3%
Other Assets Less Liabilities	(3.8)%
Net Assets	100%

Portfolio Credit Quality1

(% of total long-term investments)

BBB	7.6%
BB or Lower	92.4%
N/R (not rated)	0.0%
Total	100%

1	Excluding investments in derivatives.

18	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended March 31, 2016.

The beginning of the period is October 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Credit Opportunities Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$972.10	$968.70	$974.00	$973.40
Expenses Incurred During the Period	$5.18	$8.91	$3.50	$4.00
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.75	$1,015.95	$1,021.45	$1,020.95
Expenses Incurred During the Period	$5.30	$9.12	$3.59	$4.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.05%, 1.81%, 0.71% and 0.81% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	19

Expense Examples (continued)

Nuveen Symphony Floating Rate Income Fund

	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$991.70	$988.30	$993.50	$993.00
Expenses Incurred During the Period	$4.98	$8.70	$3.49	$3.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.00	$1,016.25	$1,021.50	$1,021.25
Expenses Incurred During the Period	$5.05	$8.82	$3.54	$3.79

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.00%, 1.75%, 0.70% and 0.75% for Classes A, C, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Symphony High Yield Bond Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$978.10	$973.50	$978.80
Expenses Incurred During the Period	$5.24	$8.93	$4.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.70	$1,015.95	$1,020.95
Expenses Incurred During the Period	$5.35	$9.12	$4.09

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.06%, 1.81% and 0.81% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

20	Nuveen Investments

Nuveen Symphony Credit Opportunities Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 90.7%

	COMMON STOCKS – 0.6%

	Diversified Consumer Services – 0.6%

180,828	Cengage Learning Holdings II LP, (2), (3)				$3,413,129

10,050,485	Education Management Corporation, (2), (3)				1,005
	Total Diversified Consumer Services				3,414,134

	Media – 0.0%

9,292	Tribune Media Company, (4)				—
	Total Common Stocks (cost $5,923,843)				3,414,134

Shares	Description (1)	Coupon		Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

11,184	Education Management Corporation	7.500%		N/R	$22,368
	Total $25 Par (or similar) Retail Preferred (cost $26,272)				22,368

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CONVERTIBLES BONDS – 0.4%

	Oil, Gas & Consumable Fuels – 0.4%

$5,000	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	$2,493,750

6,000	Energy and Exploration Partners Inc., 144A, (6)	8.000%	7/01/19	N/R	6,000
$11,000	Total Convertible Bonds (cost $8,505,490)				2,499,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	CORPORATE BONDS – 79.3%

	Aerospace & Defense – 0.4%

$2,350	Huntington Ingalls Industries Inc., 144A	5.000%	11/15/25	BB+	$2,461,625

605	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	84,700
2,955	Total Aerospace & Defense				2,546,325

	Airlines – 0.4%

2,250	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	2,205,000

	Building Products – 0.1%

800	Standard Industries Inc., 144A	5.125%	2/15/21	BBB–	819,000

	Chemicals – 0.9%

7,000	Hexion Inc.	6.625%	4/15/20	B3	5,810,000

Nuveen Investments	21

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Commercial Services & Supplies – 1.3%

$4,800	Cenveo Corporation, 144A	6.000%	8/01/19	B–	$3,492,000

1,650	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	1,518,000

3,000	West Corporation, 144A	5.375%	7/15/22	B+	2,751,900
9,450	Total Commercial Services & Supplies				7,761,900

	Communications Equipment – 2.8%

4,500	Avaya Inc., 144A	7.000%	4/01/19	B	3,037,500

16,805	Avaya Inc., 144A	10.500%	3/01/21	CCC+	5,167,537

1,500	CommScope Inc., 144A	5.000%	6/15/21	B	1,511,250

2,550	CommScope Inc., 144A	5.500%	6/15/24	B	2,575,500

3,510	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B	3,562,650

2,000	Nortel Networks Limited, (6)	0.000%	7/15/11	N/R	1,745,000
30,865	Total Communications Equipment				17,599,437

	Construction & Engineering – 0.4%

2,250	Shea Homes LP, 144A	5.875%	4/01/23	B+	2,219,063

	Construction Materials – 0.4%

2,250	Norbord Inc., 144A	6.250%	4/15/23	Ba2	2,216,250

	Consumer Finance – 1.0%

2,500	First Data Corporation, 144A	7.000%	12/01/23	B	2,525,000

1,200	First Data Corporation, 144A	5.750%	1/15/24	B	1,199,880

2,350	First Data Corporation, 144A	5.000%	1/15/24	BB	2,352,938
6,050	Total Consumer Finance				6,077,818

	Containers & Packaging – 2.3%

4,600	Ardagh Packaging Finance / MP HD USA, 144A	6.250%	1/31/19	CCC+	4,551,124

4,000	BWAY Holding Company, 144A	9.125%	8/15/21	CCC	3,570,000

4,625	Cascades Inc., 144A	5.500%	7/15/22	Ba3	4,448,672

1,750	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	1,835,313
14,975	Total Containers & Packaging				14,405,109

	Diversified Consumer Services – 0.3%

2,250	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	1,552,500

	Diversified Financial Services – 1.3%

5,000	Alphabet Holding Company, Inc.	7.750%	11/01/17	CCC+	5,037,500

3,150	Nationstar Mortgage LLC Capital Corporation	6.500%	8/01/18	B+	3,051,563
8,150	Total Diversified Financial Services				8,089,063

	Diversified Telecommunication Services – 3.3%

1,250	CenturyLink Inc., (WI/DD)	7.500%	4/01/24	BB+	1,251,563

2,385	IntelSat Jackson Holdings, 144A	8.000%	2/15/24	B1	2,456,550

23,500	IntelSat Limited	8.125%	6/01/23	CC	7,020,624

22	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Diversified Telecommunication Services (continued)

$2,000	Level 3 Financing Inc.	7.000%	6/01/20	BB	$2,085,750

1,750	Level 3 Financing Inc.	6.125%	1/15/21	BB	1,833,125

2,000	Level 3 Financing Inc.	5.375%	8/15/22	BB	2,031,020

1,455	Level 3 Financing Inc.	5.125%	5/01/23	BB	1,471,369

2,000	SBA Communications Corporation	4.875%	7/15/22	B	2,025,000
36,340	Total Diversified Telecommunication Services				20,175,001

	Electric Utilities – 1.3%

5,000	RJS Power Holdings LLC, 144A	4.625%	7/15/19	B+	4,337,500

4,250	Talen Energy Supply LLC	6.500%	6/01/25	B+	3,527,500
9,250	Total Electric Utilities				7,865,000

	Electrical Equipment – 0.2%

1,325	EnerSys, 144A	5.000%	4/30/23	BB+	1,278,625

	Electronic Equipment, Instruments & Components – 0.6%

3,500	Zebra Technologies Corporation	7.250%	10/15/22	B+	3,797,500

	Energy Equipment & Services – 0.8%

5,000	NGPL PipeCo LLC, 144A	7.119%	12/15/17	Caa2	4,831,250

	Food & Staples Retailing – 4.5%

8,364	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B+	9,054,029

6,000	Albertson’s, Inc.	7.450%	8/01/29	B–	5,445,000

9,625	Rite Aid Corporation, 144A	6.125%	4/01/23	B	10,202,500

1,600	Rite Aid Corporation	9.250%	3/15/20	B	1,682,000

1,200	Rite Aid Corporation	6.750%	6/15/21	B	1,267,500
26,789	Total Food & Staples Retailing				27,651,029

	Food Products – 1.1%

1,800	Pinnacle Foods Inc., 144A	5.875%	1/15/24	B+	1,876,500

1,800	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	1,908,000

3,000	WhiteWave Foods Company	5.375%	10/01/22	BB–	3,228,750
6,600	Total Food Products				7,013,250

	Health Care Equipment & Supplies – 5.2%

1,335	Hologic Incorporated, 144A	5.250%	7/15/22	BB	1,391,738

9,575	Kinetic Concepts	12.500%	11/01/19	CCC+	8,336,187

8,750	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC	6,606,250

10,500	Tenet Healthcare Corporation	5.000%	3/01/19	B3	10,381,875

3,300	Tenet Healthcare Corporation	8.125%	4/01/22	B3	3,385,503

2,030	Tenet Healthcare Corporation	6.750%	6/15/23	B3	1,943,725
35,490	Total Health Care Equipment & Supplies				32,045,278

Nuveen Investments	23

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Health Care Providers & Services – 4.2%

$1,800	Centene Escrow Corporation, 144A	5.625%	2/15/21	BB	$1,876,500

2,710	Community Health Systems, Inc.	5.125%	8/01/21	BB	2,743,875

2,000	Envision Healthcare Corporation, 144A	5.125%	7/01/22	B	2,030,000

1,425	HCA Inc.	5.875%	2/15/26	BB	1,467,750

2,250	HCA Inc.	5.250%	6/15/26	BBB–	2,306,250

2,365	HealthSouth Corporation	5.750%	11/01/24	B+	2,395,745

7,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	7,396,874

2,250	Mallinckrodt International Finance SA, 144A	5.500%	4/15/25	BB–	1,985,625

3,600	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	3,627,000
25,900	Total Health Care Providers & Services				25,829,619

	Hotels, Restaurants & Leisure – 4.0%

1,865	Boyd Gaming Corporation, 144A	6.375%	4/01/26	B–	1,934,938

3,550	Interval Acquisition Corporation, 144A	5.625%	4/15/23	BB–	3,558,875

4,750	Landrys Holdings, 144A	10.250%	1/01/18	CCC+	4,726,250

2,500	Norwegian Cruise Lines, 144A	5.250%	11/15/19	BB–	2,562,500

2,000	Scientific Games Corporation	8.125%	9/15/18	B–	1,690,000

17,000	Scientific Games International Inc.	6.625%	5/15/21	B–	10,327,500
31,665	Total Hotels, Restaurants & Leisure				24,800,063

	Household Durables – 1.4%

2,000	KB Home	4.750%	5/15/19	B+	1,992,500

1,950	KB Home	7.000%	12/15/21	B+	1,950,000

750	Lennar Corporation	4.875%	12/15/23	BB+	750,000

4,000	Tri Pointe Holdings Inc.	4.375%	6/15/19	BB–	3,970,000
8,700	Total Household Durables				8,662,500

	Household Products – 0.5%

1,300	Revlon Consumer Products	5.750%	2/15/21	B	1,335,750

1,500	Sprectum Brands Inc.	5.750%	7/15/25	BB–	1,593,750
2,800	Total Household Products				2,929,500

	Independent Power & Renewable Electricity Producers – 0.5%

2,000	Dynegy Inc.	7.375%	11/01/22	B+	1,850,000

1,700	Dynegy Inc.	7.625%	11/01/24	B+	1,542,750
3,700	Total Independent Power & Renewable Electricity Producers				3,392,750

	Insurance – 1.4%

2,000	Fidelity & Guaranty Life Holdings Inc., 144A	6.375%	4/01/21	BB–	2,010,000

6,600	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	6,501,000
8,600	Total Insurance				8,511,000

	Internet & Catalog Retail – 1.1%

6,400	Netflix Incorporated	5.500%	2/15/22	B+	6,700,416

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Internet Software & Services – 0.4%

$2,500	Sabre GLBL Inc., 144A	5.375%	4/15/23	Ba3	$2,565,625

	IT Services – 1.0%

4,000	CDW LLC Finance	5.500%	12/01/24	BB–	4,120,000

2,900	NeuStar Inc.	4.500%	1/15/23	B	2,363,500
6,900	Total IT Services				6,483,500

	Leisure Products – 0.8%

2,000	Carlson Travel Holdings Inc., 144A	7.500%	8/15/19	B–	1,880,000

500	Party City Holdco Inc., 144A	6.125%	8/15/23	B–	515,000

2,750	Vista Outdoor Inc., 144A	5.875%	10/01/23	BB+	2,880,625
5,250	Total Leisure Products				5,275,625

	Machinery – 0.7%

1,750	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	1,653,750

3,000	Xerium Technologies	8.875%	6/15/18	B	2,475,000
4,750	Total Machinery				4,128,750

	Marine – 0.7%

2,620	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	2,174,600

3,020	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	1,895,050
5,640	Total Marine				4,069,650

	Media – 8.7%

3,000	Affinion Group Inc.	7.875%	12/15/18	CCC–	1,751,250

1,790	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	1,838,106

1,800	Cable One Inc., 144A	5.750%	6/15/22	BB	1,845,000

2,375	CCO Holdings LLC Finance Corporation, 144A	5.125%	5/01/23	BB–	2,416,563

570	CCOH Safari LLC, 144A	5.750%	2/15/26	BB	589,950

4,000	Cequel Communication Holdings I, 144A	5.125%	12/15/21	B–	3,730,000

8,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	2,560,000

31,398	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	7,064,640

1,000	Clear Channel Communications, Inc.	11.250%	3/01/21	Caa1	700,000

3,500	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	2,436,874

500	Clear Channel Worldwide	7.625%	3/15/20	B–	427,500

1,500	Dish DBS Corporation	5.875%	7/15/22	BB–	1,421,250

1,500	Dish DBS Corporation	5.000%	3/15/23	BB–	1,335,000

2,500	Dish DBS Corporation	5.875%	11/15/24	BB–	2,290,625

2,000	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	1,910,000

1,800	Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	1,890,000

2,125	LIN Television Corporation	5.875%	11/15/22	B+	2,151,563

3,750	McGraw-Hill Global Education Holdings	9.750%	4/01/21	BB	4,068,750

1,000	Mediacom LLC	7.250%	2/15/22	B+	1,051,250

Nuveen Investments	25

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Media (continued)

$2,875	Midcontinent Communications Finance Company, 144A	6.250%	8/01/21	B	$2,961,250

2,500	Regal Entertainment Group	5.750%	3/15/22	B+	2,587,500

1,800	Sinclair Television Group, 144A	5.875%	3/15/26	B+	1,847,250

1,800	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	1,831,500

750	Virgin Media Finance PLC, 144A	6.000%	10/15/24	B	770,625

2,300	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	2,300,000
86,133	Total Media				53,776,446

	Metals & Mining – 0.7%

5,100	Signode Industrial Group, 144A	6.375%	5/01/22	B–	4,634,625

	Multiline Retail – 1.3%

7,375	Family Tree Escrow LLC, 144A	5.750%	3/01/23	BB–	7,812,891

	Oil, Gas & Consumable Fuels – 1.8%

2,145	Halcon Resources Corporation., 144A	12.000%	2/15/22	CCC+	1,426,425

3,000	Linn Energy LLC Finance Corporation, (6)	6.250%	11/01/19	C	330,000

3,500	Memorial Resource Development Corp.	5.875%	7/01/22	B	2,957,500

1,000	NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	605,000

2,750	Penn Virginia Corporation, (6)	8.500%	5/01/20	CC	343,750

1,000	PetroBakken Energy Limited, 144A	8.625%	2/01/20	CCC	45,000

2,000	Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B	1,345,000

8,000	Sanchez Energy Corporation	6.125%	1/15/23	B–	4,320,000
23,395	Total Oil, Gas & Consumable Fuels				11,372,675

	Pharmaceuticals – 2.0%

1,600	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	1,506,000

3,500	Endo Finance LLC, 144A	5.375%	1/31/23	B1	3,333,749

7,000	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	6,965,000

800	Prestige Brands Inc., 144A	6.375%	3/01/24	B	834,000
12,900	Total Pharmaceuticals				12,638,749

	Professional Services – 1.2%

2,250	IHS Inc.	5.000%	11/01/22	BBB	2,331,563

4,750	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	4,868,750
7,000	Total Professional Services				7,200,313

	Real Estate Investment Trust – 2.2%

5,600	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	5,446,000

3,135	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	2,907,713

1,250	iStar Inc.	4.875%	7/01/18	B+	1,207,813

4,000	iStar Inc.	5.000%	7/01/19	B+	3,840,000
13,985	Total Real Estate Investment Trust				13,401,526

26	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Semiconductors & Semiconductor Equipment – 3.5%

$3,000	Advanced Micro Devices, Inc.	6.750%	3/01/19	CCC	$2,400,000

5,300	Advanced Micro Devices, Inc.	7.750%	8/01/20	CCC	3,683,500

4,350	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	2,979,750

9,225	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	6,042,375

6,250	Freescale Semiconductor Inc., 144A	6.000%	1/15/22	BBB–	6,625,000
28,125	Total Semiconductors & Semiconductor Equipment				21,730,625

	Software – 4.1%

15,740	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	11,332,800

7,070	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	4,878,300

9,550	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	7,138,624

1,700	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	1,765,345
34,060	Total Software				25,115,069

	Specialty Retail – 2.2%

1,605	Chino Intermediate Holdings A Inc., 144A	7.750%	5/01/19	CCC	790,463

3,000	Claires Stores, Inc., 144A	9.000%	3/15/19	B3	2,137,500

9,350	Jo-Ann Stores Holdings Inc., 144A	9.750%	10/15/19	CCC+	7,480,000

4,330	Outerwall Inc.	5.875%	6/15/21	B1	3,204,200
18,285	Total Specialty Retail				13,612,163

	Technology Hardware, Storage & Peripherals – 0.5%

3,100	Western Digital Corporation, (WI/DD), 144A	7.375%	4/01/23	BBB–	3,162,000

	Textiles, Apparel & Luxury Goods – 0.6%

2,535	Gymboree Corporation	9.125%	12/01/18	CCC–	836,550

333	Perry Ellis International	7.875%	4/01/19	B	334,665

2,400	Springs Industries Inc.-SIWF Merger Sub	6.250%	6/01/21	B	2,412,000
5,268	Total Textiles, Apparel & Luxury Goods				3,583,215

	Trading Companies & Distributors – 0.5%

860	HD Supply Inc., (WI/DD), 144A	5.750%	4/15/24	B	883,650

2,000	Rexel SA, 144A	5.250%	6/15/20	BB	2,045,000
2,860	Total Trading Companies & Distributors				2,928,650

	Transportation Infrastructure – 1.1%

8,950	CEVA Group PLC, 144A	7.000%	3/01/21	B2	7,137,625

	Wireless Telecommunication Services – 3.6%

4,000	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	3,790,000

5,550	Sprint Corporation	7.875%	9/15/23	B+	4,231,874

3,600	Sprint Corporation	7.125%	6/15/24	B+	2,673,000

2,900	T-Mobile USA Inc.	6.731%	4/28/22	BB	3,029,920

3,500	T-Mobile USA Inc.	6.625%	4/01/23	BB	3,683,750

Nuveen Investments	27

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value

	Wireless Telecommunication Services (continued)

$900	T-Mobile USA Inc.	6.836%	4/28/23	BB	$940,500

1,800	T-Mobile USA Inc.	6.375%	3/01/25	BB	1,842,750

2,200	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	2,235,750
24,450	Total Wireless Telecommunication Services				22,427,544
$607,330	Total Corporate Bonds (cost $602,045,159)				489,841,512

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 10.4% (7)

	Commercial Services & Supplies – 0.5%

$839	Education Management LLC, Tranche A, Term Loan, (6)	5.500%	7/02/20	N/R	$230,669

1,493	Education Management LLC, Tranche B, Term Loan, (6)	8.500%	7/02/20	N/R	78,383

3,645	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	2,964,431
5,977	Total Commercial Services & Supplies				3,273,483

	Communications Equipment – 0.8%

6,287	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B	5,147,779

	Diversified Consumer Services – 1.1%

3,772	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	3,761,183

2,776	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	2,737,702

110	Laureate Education, Inc., Term Loan B	5.000%	6/15/18	B	95,512
6,658	Total Diversified Consumer Services				6,594,397

	Energy Equipment & Services – 0.0%

109	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	39,545

	Food Products – 0.2%

1,117	Wilton Products, Inc., Tranche B, Term Loan	8.506%	8/30/18	B	1,022,513

	Health Care Equipment & Supplies – 0.4%

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	1,614,587

749	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	739,259
2,694	Total Health Care Equipment & Supplies				2,353,846

	Hotels, Restaurants & Leisure – 0.5%

2,868	MGM Resorts International, Term Loan B, (WI/DD)	TBD	TBD	BB	2,865,202

	Internet Software & Services – 1.4%

9,405	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	8,593,819

	IT Services – 0.0%

94	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	94,474

	Media – 1.2%

1,000	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	910,000

5,170	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	4,149,252

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (7)	Maturity (8)	Ratings (5)	Value

	Media (continued)

$1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	$625,000

2,612	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	1,775,995
9,782	Total Media				7,460,247

	Oil, Gas & Consumable Fuels – 0.5%

671	Energy and Exploration Partners, Term Loan, (6)	0.000%	1/22/19	N/R	78,887

1,249	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	CCC–	221,657

1,982	Harvey Gulf International Marine, Inc., Term Loan B	5.500%	6/18/20	B–	1,072,762

3,976	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	1,772,556
7,878	Total Oil, Gas & Consumable Fuels				3,145,862

	Real Estate Investment Trust – 0.8%

4,838	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB–	4,694,494

	Semiconductors & Semiconductor Equipment – 1.0%

4,750	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	4,732,515

1,750	On Semiconductor Corp., Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba1	1,756,125
6,500	Total Semiconductors & Semiconductor Equipment				6,488,640

	Technology Hardware, Storage & Peripherals – 1.6%

9,730	Dell, Inc., Term Loan B2, (WI/DD)	TBD	TBD	BBB	9,728,180

	Textiles, Apparel & Luxury Goods – 0.1%

915	Gymboree Corporation, Term Loan, (WI/DD)	TBD	TBD	B3	587,888

	Transportation Infrastructure – 0.3%

121	Ceva Group PLC, Canadian Term Loan	6.500%	3/19/21	B2	101,229

971	Ceva Group PLC, US Term Loan	6.500%	3/19/21	B2	809,831

681	Ceva Group PLC, Synthetic Letter of Credit Term Loan	6.500%	3/19/21	B2	568,121

704	Ceva Group PLC, Dutch B.V., Term Loan	6.500%	3/19/21	B2	587,127
2,477	Total Transportation Infrastructure				2,066,308
$77,329	Total Variable Rate Senior Loan Interests (cost $77,687,841)				64,156,677
	Total Long-Term Investments (cost $694,188,605)				559,934,441

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 10.8%

	REPURCHASE AGREEMENTS – 10.8%

$66,853	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $66,853,196, collateralized by: $4,670,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $6,357,038 and $60,475,000 U.S. Treasury Notes, 1.875%, due 8/31/22, value $61,835,688	0.030%	4/01/16		$66,853,140
	Total Short-Term Investments (cost $66,853,140)				66,853,140
	Total Investments (cost $761,041,745) – 101.5%				626,787,581
	Other Assets Less Liabilities – (1.5)% (9)				(8,988,390)
	Net Assets – 100%				$617,799,191

Nuveen Investments	29

Nuveen Symphony Credit Opportunities Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Investments in Derivatives as of March 31, 2016

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (10)	Current Credit Spread (11)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	iStar Inc.	Buy	4.893%	$4,000,000	5.000%	6/20/21	$(24,033)	$47,045

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(3)	Non-income producing: issuer has not declared a dividend within the past twelve months.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issuer is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(7)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(8)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(11)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

30	Nuveen Investments

Nuveen Symphony Floating Rate Income Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Shares	Description (1)				Value

	LONG-TERM INVESTMENTS – 95.8%

	COMMON STOCKS – 0.4%

	Diversified Consumer Services – 0.2%

90,494	Cengage Learning Holdings II LP, (2), (3)				$1,708,074

3,472,418	Education Management Corporation, (2), (3)				347
	Total Diversified Consumer Services				1,708,421

	Energy Equipment & Services – 0.0%

2,742	Vantage Drill International, (2)				263,232

	Health Care Providers & Services – 0.2%

101,078	Millennium Health LLC, (2), (3)				1,528,805
	Total Common Stocks (cost $5,597,860)				3,500,458

Shares	Description (1)	Coupon		Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Diversified Consumer Services – 0.0%

3,863	Education Management Corporation	7.500%		N/R	$7,726
	Total $25 Par (or similar) Retail Preferred (cost $9,362)				7,726

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	CORPORATE BONDS – 12.7%

	Commercial Services & Supplies – 0.3%

$2,400	NES Rental Holdings Inc., 144A	7.875%	5/01/18	B–	$2,208,000

	Communications Equipment – 0.2%

4,270	Avaya Inc., 144A	10.500%	3/01/21	CCC+	1,313,025

	Containers & Packaging – 0.3%

2,147	Reynolds Group	9.875%	8/15/19	CCC+	2,220,803

	Diversified Telecommunication Services – 1.2%

3,000	Frontier Communications Corporation, 144A	8.875%	9/15/20	BB	3,131,250

85	Frontier Communications Corporation	6.250%	9/15/21	BB	78,573

485	IntelSat Limited	6.750%	6/01/18	CC	369,813

5,850	IntelSat Limited	7.750%	6/01/21	CC	1,740,375

6,700	IntelSat Limited	8.125%	6/01/23	CC	2,001,625

2,500	Neptune Finco Corporation, 144A	10.125%	1/15/23	B2	2,675,000
18,620	Total Diversified Telecommunication Services				9,996,636

	Health Care Equipment & Supplies – 3.9%

4,325	Kinetic Concepts	10.500%	11/01/18	B–	4,335,813

14,500	Kinetic Concepts	12.500%	11/01/19	CCC+	12,623,990

Nuveen Investments	31

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Health Care Equipment & Supplies (continued)

$600	Kinetics Concept/KCI USA, Inc., 144A	7.875%	2/15/21	BB–	$634,500

3,500	Tenet Healthcare Corporation	6.000%	10/01/20	Ba2	3,727,500

3,650	Tenet Healthcare Corporation	8.125%	4/01/22	B3	3,744,572

6,335	Tenet Healthcare Corporation	6.750%	6/15/23	B3	6,065,762
32,910	Total Health Care Equipment & Supplies				31,132,137

	Health Care Providers & Services – 1.1%

1,020	Community Health Systems, Inc.	5.125%	8/01/21	BB	1,032,750

2,400	Community Health Systems, Inc.	6.875%	2/01/22	B+	2,166,000

4,500	Iasis Healthcare Capital Corporation	8.375%	5/15/19	CCC+	4,438,125

1,100	Select Medical Corporation	6.375%	6/01/21	B–	1,039,500
9,020	Total Health Care Providers & Services				8,676,375

	Hotels, Restaurants & Leisure – 0.7%

3,000	MGM Resorts International Inc.	7.750%	3/15/22	BB	3,356,250

2,900	Scientific Games International Inc.	10.000%	12/01/22	B	2,349,000
5,900	Total Hotels, Restaurants & Leisure				5,705,250

	Machinery – 0.2%

1,530	Xerium Technologies	8.875%	6/15/18	B	1,262,250

	Media – 2.7%

1,000	CCO Holdings LLC Finance Corporation	5.750%	9/01/23	BB–	1,037,500

200	CCO Safari II LLC, 144A	3.579%	7/23/20	BBB–	204,446

3,000	Cequel Communications Holding I LLC Capital, 144A	6.375%	9/15/20	B–	2,970,000

2,000	Clear Channel Communications, Inc.	10.000%	1/15/18	CC	640,000

7,091	Clear Channel Communications, Inc.	9.000%	12/15/19	Caa1	5,247,340

17,747	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	3,993,095

2,250	Clear Channel Communications, Inc.	9.000%	3/01/21	Caa1	1,566,563

6,500	Dish DBS Corporation	5.875%	11/15/24	BB–	5,955,625

500	Expo Event Transco Inc., 144A	9.000%	6/15/21	B–	477,500
40,288	Total Media				22,092,069

	Semiconductors & Semiconductor Equipment – 0.3%

1,216	Advanced Micro Devices, Inc.	7.500%	8/15/22	CCC	832,960

2,000	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	1,310,000
3,216	Total Semiconductors & Semiconductor Equipment				2,142,960

	Software – 0.9%

1,250	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	900,000

1,000	Boxer Parent Company Inc./BMC Software, 144A	9.000%	10/15/19	CCC+	690,000

5,500	Emdeon Inc.	11.000%	12/31/19	CCC+	5,816,250
7,750	Total Software				7,406,250

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (4)	Value

	Wireless Telecommunication Services – 0.9%

$3,000	Sprint Capital Corporation	6.900%	5/01/19	B+	$2,595,000

1,000	Sprint Corporation	7.875%	9/15/23	B+	762,500

1,750	T-Mobile USA Inc.	6.250%	4/01/21	BB	1,837,150

275	T-Mobile USA Inc.	6.731%	4/28/22	BB	287,320

1,250	T-Mobile USA Inc.	6.625%	4/01/23	BB	1,315,625

275	T-Mobile USA Inc.	6.836%	4/28/23	BB	287,375
7,550	Total Wireless Telecommunication Services				7,084,970
$135,601	Total Corporate Bonds (cost $135,752,770)				101,240,725

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 82.7% (5)

	Aerospace & Defense – 1.3%

$2,674	B/E Aerospace, Inc., Term Loan B, First Lien	4.000%	12/16/21	BB+	$2,685,169

4,815	Sequa Corporation, Term Loan B	5.250%	6/19/17	CCC+	3,322,246

4,421	Transdigm, Inc., Tranche D, Term Loan	3.750%	6/04/21	Ba3	4,377,038
11,910	Total Aerospace & Defense				10,384,453

	Air Freight & Logistics – 0.4%

2,993	XPO Logistics, Inc., Term Loan B	5.500%	10/27/21	Ba1	3,009,333

	Airlines – 1.3%

5,847	American Airlines, Inc., Term Loan B, First Lien	3.250%	6/29/20	BB+	5,824,965

4,655	US Airways, Inc., Term Loan B1	3.500%	5/23/19	BB+	4,655,000
10,502	Total Airlines				10,479,965

	Auto Components – 0.2%

1,554	American Tire Distributors, Inc., Term Loan, First Lien	5.250%	9/01/21	B2	1,550,534

	Automobiles – 1.3%

2,568	Chrysler Group LLC, Tranche B, Term Loan	3.250%	12/31/18	BBB–	2,567,172

5,568	Formula One Group, Term Loan, First Lien	4.750%	7/30/21	B	5,415,057

2,500	Formula One Group, Term Loan, Second Lien	7.750%	7/29/22	CCC+	2,306,250
10,636	Total Automobiles				10,288,479

	Building Products – 0.7%

1,931	Gates Global LLC, Term Loan	4.250%	7/06/21	B+	1,825,888

363	Quikrete Holdings, Inc., Term Loan, First Lien	4.000%	9/28/20	BB–	361,888

3,537	Quikrete Holdings, Inc., Term Loan, Second Lien	7.000%	3/26/21	B	3,539,053
5,831	Total Building Products				5,726,829

	Capital Markets – 0.2%

1,706	Guggenheim Partners LLC, Initial Term Loan	4.250%	7/22/20	N/R	1,705,538

Nuveen Investments	33

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Chemicals – 1.9%

$368	Ineos US Finance LLC, Term Loan B, First Lien	4.250%	3/31/22	BB–	$363,450

1,694	Ineos US Finance LLC, Cash Dollar, Term Loan	3.750%	5/04/18	BB–	1,681,821

3,589	Mineral Technologies, Inc., Term Loan B2	4.750%	5/07/21	BB	3,586,436

1,980	Trinseo Materials Operating S.C.A., Term Loan B	4.250%	11/05/21	BB–	1,973,426

7,277	Univar, Inc., Term Loan B, First Lien	4.250%	7/01/22	BB–	7,184,138
14,908	Total Chemicals				14,789,271

	Commercial Services & Supplies – 1.7%

1,994	Acosta, Inc., Term Loan B	4.250%	9/26/21	B1	1,957,044

290	Education Management LLC, Tranche A, Term Loan, (7)	5.500%	7/02/20	N/R	79,698

516	Education Management LLC, Tranche B, Term Loan, (7)	8.500%	7/02/20	N/R	27,082

417	iQor US, Inc., Term Loan, Second Lien	9.750%	4/01/22	CCC+	302,083

4,556	iQor US, Inc., Term Loan, First Lien	6.000%	4/01/21	B	3,705,539

1,500	KAR Auction Services, Inc., Term Loan B3, First Lien	4.250%	3/04/23	BB–	1,503,750

1,990	Protection One, Inc., Term Loan, First Lien	5.000%	7/01/21	BB–	1,975,075

2,295	CCS Income Trust, Term Loan, First Lien	6.250%	5/15/18	B–	1,904,736

1,973	Waste Industries USA, Inc., Initial Term Loan B, First Lien	4.250%	2/27/20	BB–	1,983,652
15,531	Total Commercial Services & Supplies				13,438,659

	Communications Equipment – 1.1%

4,480	Avaya, Inc., Term Loan B6	6.500%	3/31/18	B	3,310,934

3,998	Avaya, Inc., Term Loan B3	5.121%	10/26/17	B	3,273,713

2,308	Riverbed Technology, Inc., Term Loan B, First Lien	6.000%	4/25/22	B1	2,318,032
10,786	Total Communications Equipment				8,902,679

	Construction & Engineering – 0.2%

1,548	Aecom Technology Corporation, Term Loan B	3.750%	10/17/21	BBB–	1,554,463

	Construction Materials – 0.3%

2,729	Headwaters Incorporated, Term Loan B, First Lien	4.500%	3/24/22	BB	2,737,904

	Consumer Finance – 3.1%

19,471	First Data Corporation, Term Loan B, First Lien, (DD1)	4.432%	3/24/21	BB	19,448,352

5,000	First Data Corporation, Term Loan B	4.177%	7/08/22	BB	4,977,605
24,471	Total Consumer Finance				24,425,957

	Containers & Packaging – 1.1%

1,852	Berry Plastics Holding Corporation, Term Loan F	4.000%	10/03/22	BB	1,854,973

7,442	BWAY Holding Company, Term Loan B, First Lien	5.500%	8/14/20	B2	7,237,028
9,294	Total Containers & Packaging				9,092,001

	Diversified Consumer Services – 3.9%

1,990	AlixPartners LLP, Term Loan B, First Lien	4.500%	7/28/22	B+	1,984,195

13,173	Cengage Learning Acquisitions, Inc., Exit Term Loan	7.000%	3/31/20	B+	13,137,116

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Diversified Consumer Services (continued)

$1,531	Harland Clarke Holdings Corporation, Extended Term Loan	5.857%	6/30/17	BB–	$1,517,609

4,680	Harland Clarke Holdings Corporation, Term Loan B3	7.000%	5/22/18	BB–	4,615,231

3,402	Hilton Hotels Corporation, Term Loan B2	3.500%	10/25/20	BBB–	3,407,274

6,711	ServiceMaster Company, Term Loan	4.250%	7/01/21	BB–	6,719,882
31,487	Total Diversified Consumer Services				31,381,307

	Diversified Financial Services – 0.3%

2,767	Altisource Solutions S.A R.L., Term Loan B	4.500%	12/09/20	B+	2,463,045

	Diversified Telecommunication Services – 1.0%

2,418	Cincinnati Bell, Inc., Tranche B, Term Loan	4.000%	9/10/20	BB–	2,389,595

544	WideOpenWest Finance LLC, Term Loan B	4.500%	4/01/19	Ba3	540,344

2,000	Windstream Corporation, Term Loan B6, First Lien	5.750%	3/15/21	BB	1,989,166

1,109	Ziggo N.V., Term Loan B1	3.500%	1/15/22	BB–	1,097,575

715	Ziggo N.V., Term Loan B2	3.508%	1/15/22	BB–	707,298

1,176	Ziggo N.V., Term Loan B3, Delayed Draw	3.601%	1/15/22	BB–	1,163,252
7,962	Total Diversified Telecommunication Services				7,887,230

	Electric Utilities – 1.1%

1,667	EFS Cogen Holdings LLC, Term Loan B	3.750%	12/17/20	BB+	1,645,879

7,362	Energy Future Intermediate Holding Company, Term Loan	4.250%	12/19/16	Ba3	7,363,969
9,029	Total Electric Utilities				9,009,848

	Electronic Equipment, Instruments & Components – 0.4%

3,282	TTM Technologies, Term Loan B	6.000%	5/31/21	B+	3,126,120

	Energy Equipment & Services – 0.4%

1,472	C&J Holding Co., Term Loan B1	6.500%	3/24/20	B	636,471

629	Dynamic Energy Services International LLC, Term Loan	9.500%	3/06/18	N/R	563,340

4,819	Drill Rigs Holdings, Inc., Tranche B1, Term Loan	6.000%	3/31/21	CCC+	1,754,743
6,920	Total Energy Equipment & Services				2,954,554

	Food & Staples Retailing – 5.9%

28,165	Albertson’s LLC, Term Loan B4	5.500%	8/25/21	BB	28,226,900

950	Albertson’s LLC, Term Loan B3	5.125%	8/23/19	BB	950,848

1,710	BJ’s Wholesale Club, Inc., Replacement Loan, First Lien	4.500%	9/26/19	B–	1,665,298

1,500	BJ’s Wholesale Club, Inc., Replacement Loan, Second Lien	8.500%	3/26/20	CCC	1,385,250

1,960	Del Monte Foods Company, Term Loan, First Lien	4.252%	2/18/21	B2	1,844,850

3,750	Rite Aid Corporation, Tranche 1, Term Loan, Second Lien	5.750%	8/21/20	B+	3,768,750

3,500	Rite Aid Corporation, Tranche 2, Term Loan, Second Lien	4.875%	6/21/21	B+	3,510,938

6,325	Supervalu, Inc., New Term Loan	4.500%	3/21/19	BB–	6,206,847
47,860	Total Food & Staples Retailing				47,559,681

Nuveen Investments	35

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Food Products – 4.6%

$2,456	Hearthside Group Holdings, Term Loan, First Lien	4.500%	6/02/21	B1	$2,419,406

6,298	Jacobs Douwe Egberts, Term Loan B	4.250%	7/02/22	BB	6,313,265

2,367	Keurig Green Mountain, Inc., Term Loan B, First Lien	5.250%	3/03/23	BB	2,378,008

478	Pinnacle Foods Finance LLC, Term Loan H	3.000%	4/29/20	BB+	477,900

24,103	US Foods, Inc., Incremental Term Loan	4.500%	3/31/19	B	24,023,221

1,568	Wilton Products, Inc., Tranche B, Term Loan	8.500%	8/30/18	B	1,435,105
37,270	Total Food Products				37,046,905

	Health Care Equipment & Supplies – 3.1%

2,960	Alere, Inc., Term Loan B	4.250%	6/20/22	Ba3	2,945,688

1,331	Onex Carestream Finance LP, Term Loan, First Lien	5.000%	6/07/19	B+	1,240,973

1,945	Onex Carestream Finance LP, Term Loan, Second Lien	9.500%	12/09/19	B–	1,614,587

5,881	ConvaTec Healthcare, Term Loan B	4.250%	6/15/20	Ba2	5,866,465

3,000	Greatbatch, Inc., Term Loan B	5.250%	10/14/22	B+	3,001,407

7,561	Kinetic Concepts, Inc., Incremental Term Loan E1	4.500%	5/04/18	BB–	7,528,827

2,581	Sterigenics International, Inc., Term Loan B	4.250%	5/16/22	B1	2,549,206
25,259	Total Health Care Equipment & Supplies				24,747,153

	Health Care Providers & Services – 5.9%

1,704	Acadia Healthcare, Inc., Term Loan B, First Lien	4.250%	2/11/22	Ba2	1,709,778

2,517	Amsurg Corporation, Term Loan, First Lien	3.500%	7/16/21	Ba2	2,521,210

4,583	Community Health Systems, Inc., Term Loan A	3.136%	1/25/19	BB	4,438,193

1,294	Community Health Systems, Inc., Term Loan G	3.750%	12/31/19	BB	1,274,018

2,589	Community Health Systems, Inc., Term Loan H	4.000%	1/27/21	BB	2,550,893

2,049	DJO Finance LLC, Term Loan B, First Lien	4.250%	6/08/20	Ba3	2,009,414

1,216	Genesis Healthcare LLC, Term Loan	10.000%	12/04/17	B–	1,191,814

6,117	Drumm Investors LLC, Term Loan	6.750%	5/04/18	B	5,935,671

2,039	Healogics, Inc., Term Loan, First Lien	5.250%	7/01/21	B	1,855,173

3,000	Healogics, Inc., Term Loan, Second Lien	9.000%	7/01/22	CCC+	2,439,999

2,000	Heartland Dental Care, Inc., Term Loan, Second Lien	9.750%	6/21/19	CCC	1,870,000

6,853	IASIS Healthcare LLC, Term Loan B2, First Lien	4.500%	5/03/18	Ba3	6,827,426

3,451	Millennium Laboratories, Inc., Term Loan B, First Lien	7.500%	12/21/20	N/R	3,300,318

1,480	Select Medical Corporation, Term Loan E, Tranche B, First Lien	6.000%	6/01/18	Ba2	1,481,592

1,450	Select Medical Corporation, Term Loan F, First Lien	6.000%	3/03/21	Ba2	1,441,427

990	Surgical Care Affiliates LLC, Term Loan B, First Lien	4.250%	3/17/22	Ba3	989,381

2,494	Team Health, Inc., Term Loan B	4.500%	11/23/22	Ba2	2,495,309

2,993	U.S. Renal Care, Inc., Term Loan, First Lien	5.250%	11/17/22	B1	2,988,759
48,819	Total Health Care Providers & Services				47,320,375

	Health Care Technology – 0.3%

2,465	Catalent Pharma Solutions, Inc., Term Loan	4.250%	5/20/21	BB	2,466,506

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Hotels, Restaurants & Leisure – 3.1%

$2,711	Boyd Gaming Corporation, Term Loan B	4.000%	8/14/20	BB–	$2,713,959

643	CCM Merger, Inc., Term Loan B	4.500%	8/08/21	BB–	642,630

2,918	CityCenter Holdings LLC, Term Loan	4.250%	10/16/20	BB–	2,920,228

2,172	Intrawest Resorts Holdings, Inc., Term Loan B, First Lien	4.750%	12/09/20	B+	2,169,635

2,481	Life Time Fitness, Inc., Term Loan B	4.250%	6/10/22	BB–	2,457,988

2,426	MGM Resorts International, Term Loan B	3.500%	12/20/19	BB	2,424,013

1,191	Burger King Corporation, Term Loan B	3.750%	12/10/21	Ba3	1,191,590

7,905	Scientific Games Corporation, Term Loan B2	6.000%	10/01/21	BB–	7,686,331

2,970	Scientific Games Corporation, Term Loan	6.000%	10/18/20	BB–	2,888,573
25,417	Total Hotels, Restaurants & Leisure				25,094,947

	Household Products – 0.8%

2,830	Revlon Consumer Products Corporation, Term Loan	4.000%	10/08/19	Ba2	2,830,664

3,368	Spectrum Brands, Inc., Term Loan	3.500%	6/23/22	Ba2	3,383,443
6,198	Total Household Products				6,214,107

	Independent Power & Renewable Electricity Producers – 0.1%

970	Calpine Corporation, Delayed Term Loan	4.000%	10/31/20	Ba2	965,300

	Industrial Conglomerates – 0.2%

1,819	Brand Energy & Infrastructure Services, Inc., Initial Term Loan	4.750%	11/26/20	B1	1,760,918

	Insurance – 1.3%

988	Acrisure LLC, Term Loan	6.500%	5/19/22	B	972,716

983	Alliant Holdings I LLC, Initial Term Loan B, First Lien	4.500%	8/12/22	B	973,344

2,993	AssuredPartners Capital, Inc., Term Loan, First Lien	5.750%	10/21/22	B1	2,985,019

5,621	Hub International Holdings, Inc., Initial Term Loan	4.000%	10/02/20	Ba3	5,481,845
10,585	Total Insurance				10,412,924

	Internet & Catalog Retail – 0.7%

5,411	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B+	5,415,341

	Internet Software & Services – 1.2%

1,950	Sabre Inc., Term Loan B2	4.000%	2/19/19	Ba3	1,954,875

2,184	Sabre Inc., Term Loan	4.000%	2/19/19	Ba3	2,188,132

63	Sabre Inc., Term Loan C	3.500%	2/19/18	Ba3	62,666

6,132	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	5,603,167
10,329	Total Internet Software & Services				9,808,840

	IT Services – 0.1%

963	EIG Investors Corp., Term Loan	6.480%	11/09/19	B1	915,527

80	VFH Parent LLC, New Term Loan	5.250%	11/08/19	N/R	80,088
1,043	Total IT Services				995,615

Nuveen Investments	37

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Leisure Products – 1.2%

$2,989	24 Hour Fitness Worldwide, Inc., Term Loan B	4.750%	5/28/21	Ba3	$2,906,823

2,368	Academy, Ltd., Term Loan B	5.000%	7/01/22	B	2,261,925

1,069	Equinox Holdings, Inc., New Initial Term Loan, First Lien	5.000%	1/31/20	B1	1,065,468

2,000	Four Seasons Holdings, Inc., Term Loan, Second Lien	6.250%	12/27/20	B–	1,981,666

1,489	Planet Fitness Holdings LLC, Term Loan	4.500%	3/31/21	B+	1,485,691
9,915	Total Leisure Products				9,701,573

	Machinery – 1.6%

4,624	Rexnord LLC, Term Loan B	4.000%	8/21/20	BB–	4,567,045

3,960	SIG Combibloc, Term Loan, First Lien	4.250%	3/14/22	B+	3,951,514

1,629	TNT Crane and Rigging Inc., Initial Term Loan, First Lien	5.500%	11/27/20	B2	1,217,763

1,000	Vizient, Inc., Term Loan B, First Lien	6.250%	2/13/23	B1	1,007,917

2,258	Xerium Technologies, Inc., Initial Term Loan	6.250%	5/17/19	BB–	2,207,512
13,471	Total Machinery				12,951,751

	Marine – 0.1%

1,250	American Commercial Lines LLC, Term Loan B, First Lien	9.750%	11/06/20	B	1,128,125

	Media – 8.6%

992	Advantage Sales & Marketing, Inc., Term Loan, First Lien	4.250%	7/23/21	B1	976,688

1,450	Advantage Sales & Marketing, Inc., Term Loan, Second Lien	7.500%	7/25/22	CCC+	1,319,500

781	Affinion Group Holdings, Inc., Initial Term Loan, Second Lien	8.500%	10/31/18	Caa1	626,539

995	Affinion Group Holdings, Inc., Term Loan, First Lien	6.750%	4/30/18	B1	889,368

4,956	Cequel Communications LLC, Extended Term Loan	4.250%	12/14/22	BB–	4,947,109

2,456	Catalina Marketing Corporation, Term Loan, First Lien	4.500%	4/09/21	B1	2,108,280

1,000	Catalina Marketing Corporation, Term Loan, Second Lien	7.750%	4/11/22	Caa1	625,000

3,000	Charter Communications Operating Holdings LLC, Term Loan I	3.500%	1/24/23	BBB–	3,007,233

1,350	Clear Channel Communications, Inc., Term Loan E	7.928%	7/30/19	Caa1	930,488

17,749	Clear Channel Communications, Inc., Tranche D, Term Loan	7.178%	1/30/19	Caa1	12,198,861

13,268	Cumulus Media, Inc., Term Loan B	4.250%	12/23/20	B3	9,021,925

1,629	Emerald Expositions Holdings, Inc., Term Loan, First Lien	4.750%	6/17/20	BB–	1,625,197

890	Gray Television, Inc., Initial Term Loan	3.750%	6/13/21	BB	889,410

1,965	IMG Worldwide, Inc., First Lien	5.250%	5/06/21	B1	1,964,361

2,125	Lions Gate Entertainment Corporation, Term Loan B, Second Lien	5.000%	3/17/22	BB–	2,040,000

3,116	McGraw-Hill Education Holdings LLC, Term Loan B	4.750%	3/22/19	B+	3,103,521

1,466	McGraw-Hill Education Holdings LLC, Term Loan B	6.250%	12/18/19	BB–	1,462,584

443	Media General, Inc., Term Loan B	4.000%	7/31/20	BB+	443,263

3,000	Metro-Goldwyn-Mayer Studios, Inc., Term Loan, Second Lien	5.125%	6/26/20	BB	2,980,275

2,784	EMI Music Publishing LLC, Term Loan B3	4.000%	8/19/22	BB–	2,782,492

2,102	Numericable Group S.A., Term Loan B1	4.500%	5/21/20	B+	2,090,526

1,818	Numericable Group S.A., Term Loan B2	4.500%	5/21/20	B+	1,808,590

38	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Media (continued)

$3,000	Numericable Group S.A., Term Loan	4.750%	1/20/23	B+	$2,982,501

3,830	Springer Science & Business Media, Inc., Term Loan B9, First Lien	4.750%	8/14/20	B1	3,710,482

4,102	WMG Acquisition Corporation, Tranche B, Refinancing Term Loan	3.750%	7/01/20	B1	4,049,427
80,267	Total Media				68,583,620

	Multiline Retail – 1.4%

2,970	Bass Pro Group LLC, Term Loan B, First Lien	4.000%	6/05/20	BB–	2,866,050

3,000	Belk, Inc., Term Loan B, First Lien	5.750%	12/12/22	B+	2,657,499

2,242	Dollar Tree, Inc., Term Loan B1	3.500%	7/06/22	BBB	2,248,179

1,950	Dollar Tree, Inc., Term Loan B2	4.250%	7/06/22	BBB	1,950,915

1,382	Hudson’s Bay Company, Term Loan B, First Lien	4.750%	9/30/22	BB	1,384,217
11,544	Total Multiline Retail				11,106,860

	Oil, Gas & Consumable Fuels – 0.8%

2,785	C&J Holding Co., Term Loan B2	7.250%	3/24/22	B	1,155,937

487	Crestwood Holdings LLC, Term Loan B	7.000%	6/19/19	B2	243,251

4,419	Energy and Exploration Partners, Term Loan, (7)	0.000%	1/22/19	N/R	519,189

1,003	Fieldwood Energy LLC, Term Loan, Second Lien	8.375%	9/30/20	CCC–	178,114

4,790	Harvey Gulf International Marine, Inc., Term Loan B, (DD1)	5.500%	6/18/20	B–	2,592,708

3,052	Seadrill Partners LLC, Initial Term Loan	4.000%	2/21/21	B–	1,360,752

426	Southcross Holdings Borrower L.P., Holdco Term Loan, (7)	0.000%	8/04/21	D	49,728

558	Western Refining, Inc., Term Loan B	4.250%	11/12/20	BB–	543,740
17,520	Total Oil, Gas & Consumable Fuels				6,643,419

	Pharmaceuticals – 2.0%

3,741	Endo Health Solutions, Inc., Term Loan B	3.750%	9/26/22	Ba1	3,689,191

1,474	Patheon, Inc., Term Loan B	4.250%	3/11/21	B1	1,423,704

3,189	Pharmaceutical Product Development, Inc., Term Loan B, First Lien	4.250%	8/18/22	B1	3,165,017

1,551	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan F	4.000%	4/01/22	BB	1,468,239

4,209	Valeant Pharmaceuticals International, Inc., Tranche B, Term Loan E	3.750%	8/05/20	BB	3,966,243

2,000	Valeant Pharmaceuticals International, Inc., Term Loan D2	5.250%	2/13/19	BB	1,897,500
16,164	Total Pharmaceuticals				15,609,894

	Professional Services – 0.6%

2,386	Ceridian Corporation, Term Loan B2	4.500%	9/15/20	Ba3	2,326,072

2,142	On Assignment, Inc., Term Loan B, First Lien	3.750%	6/03/22	BB	2,149,565
4,528	Total Professional Services				4,475,637

	Real Estate Investment Trust – 1.8%

6,714	Communications Sales & Leasing, Inc., Term Loan B, First Lien	5.000%	10/24/22	BB–	6,514,362

2,369	iStar Financial, Inc., Term Loan, Tranche A2, First Lien	7.000%	3/19/17	Ba3	2,374,893

1,455	Realogy Corporation, Initial Term Loan B	3.750%	3/05/20	BB+	1,457,982

Nuveen Investments	39

Nuveen Symphony Floating Rate Income Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Real Estate Investment Trust (continued)

$1,144	Starwood Property Trust, Inc., Term Loan B	3.500%	4/17/20	BB	$1,135,188

3,734	Walter Investment Management Corporation, Tranche B, Term Loan, First Lien	4.750%	12/18/20	BB–	3,262,675
15,416	Total Real Estate Investment Trust				14,745,100

	Real Estate Management & Development – 0.6%

4,654	Capital Automotive LP, Term Loan, Second Lien	6.000%	4/30/20	B1	4,653,614

	Road & Rail – 0.2%

1,496	Quality Distribution, Term Loan, First Lien	5.750%	8/18/22	B1	1,301,738

	Semiconductors & Semiconductor Equipment – 3.4%

12,750	Avago Technologies, Term Loan B, First Lien	4.250%	11/13/22	BBB	12,703,066

5,559	Microsemi Corporation, Term Loan B, First Lien	5.250%	12/17/22	Ba2	5,591,482

2,993	NXP Semiconductor LLC, Term Loan B, First Lien	3.750%	12/07/20	BBB–	3,003,955

288	NXP Semiconductor LLC, Term Loan D	3.250%	1/11/20	BBB–	287,299

5,500	On Semiconductor Corp., Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba1	5,519,250
27,090	Total Semiconductors & Semiconductor Equipment				27,105,052

	Software – 4.8%

1,764	Applied Systems, Inc., Initial Term Loan, First Lien	4.308%	1/25/21	B+	1,748,881

5,470	BMC Software, Inc., Initial Term Loan	5.000%	9/10/20	B1	4,580,877

6,240	Compuware Corporation, Tranche B2, Term Loan, First Lien	6.250%	12/15/21	B	5,979,728

5,324	Ellucian, Term Loan B, First Lien	4.750%	9/30/22	B	5,244,340

2,410	Emdeon Business Services LLC, Term Loan B2	3.750%	11/02/18	Ba3	2,402,299

7,513	Infor Global Solutions Intermediate Holdings, Ltd., Term Loan B5	3.750%	6/03/20	B+	7,301,504

1,990	Informatica Corp., Term Loan B	4.500%	8/05/22	B	1,955,673

1,110	Micro Focus International PLC, Term Loan C	4.500%	11/20/19	BB–	1,106,393

700	Micro Focus International PLC, Term Loan B	5.250%	11/19/21	BB–	700,232

3,114	Misys PLC, Term Loan B, First Lien	5.000%	12/12/18	B+	3,120,476

3,049	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B1	4.007%	7/08/22	BB	3,058,857

442	SS&C Technologies, Inc./ Sunshine Acquisition II, Inc., Term Loan B2	4.018%	7/08/22	BB	443,399

736	Zebra Technologies Corporation, Term Loan B, First Lien	4.750%	10/27/21	BB+	740,639
39,862	Total Software				38,383,298

	Specialty Retail – 1.3%

1,707	Men’s Warehouse, Inc., Term Loan, First Lien	5.000%	6/18/21	Ba2	1,621,951

487	Michaels Stores, Inc. Term Loan, First Lien	3.750%	1/28/20	Ba2	487,113

5,704	Petco Animal Supplies, Inc., Term Loan B1	5.750%	1/15/23	B1	5,698,359

2,680	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	2,672,046
10,578	Total Specialty Retail				10,479,469

	Technology Hardware, Storage & Peripherals – 3.1%

12,736	Dell, Inc., Term Loan B2	4.000%	4/29/20	BBB	12,734,036

2,062	Dell, Inc., Term Loan C	3.750%	10/29/18	BBB	2,064,075

40	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon (5)	Maturity (6)	Ratings (4)	Value

	Technology Hardware, Storage & Peripherals (continued)

$10,000	Western Refining, Inc., Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba1	$9,893,750
24,798	Total Technology Hardware, Storage & Peripherals				24,691,861

	Trading Companies & Distributors – 0.9%

7,006	HD Supply, Inc., Term Loan B	3.750%	8/13/21	BB	6,968,024

	Wireless Telecommunication Services – 1.1%

4,866	Fairpoint Communications, Inc., Term Loan B	7.500%	2/14/19	B	4,836,411

2,020	T-Mobile USA, Term Loan B	3.500%	11/09/22	BBB–	2,030,318

1,500	UPC Broadband Holding BV, Term Loan AH	3.344%	6/30/21	BB	1,488,282
8,386	Total Wireless Telecommunication Services				8,355,011
$703,236	Total Variable Rate Senior Loan Interests (cost $698,933,195)				661,600,827
	Total Long-Term Investments (cost $840,293,187)				766,349,736

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 5.2%

	REPURCHASE AGREEMENTS – 5.2%

$41,742	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $41,742,137, collateralized by $31,280,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $42,579,900	0.030%	4/01/16		$41,742,102
	Total Short-Term Investments (cost $41,742,102)				41,742,102
	Total Investments (cost $882,035,289) – 101.0%				808,091,838
	Other Assets Less Liabilities – (1.0)%				(7,721,879)
	Net Assets – 100%				$800,369,959

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(6)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(7)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issuer is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

TBD	Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	41

Nuveen Symphony High Yield Bond Fund

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 84.5%

	CONVERTIBLE BONDS – 0.4%

	Oil, Gas & Consumable Fuels – 0.4%

$100	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	$49,875

100	Energy and Exploration Partners Inc., 144A, (3)	8.000%	7/01/19	N/R	100
$200	Total Convertible Bonds (cost $130,591)				49,975

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 76.3%

	Aerospace & Defense – 0.4%

$50	Huntington Ingalls Industries Inc., 144A	5.000%	11/15/25	BB+	$52,375

15	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	2,100
65	Total Aerospace & Defense				54,475

	Airlines – 1.2%

150	American Airlines Group Inc., 144A	4.625%	3/01/20	BB–	147,000

	Building Products – 1.7%

150	Allegion PLC	5.875%	9/15/23	BB+	157,875

50	Standard Industries Inc., 144A	5.125%	2/15/21	BBB-	51,188
200	Total Building Products				209,063

	Commercial Services & Supplies – 1.8%

75	AerCap Ireland Capital Limited / AerCap Global Aviation Trust	4.625%	10/30/20	BBB–	76,875

200	Cenveo Corporation, 144A	6.000%	8/01/19	B–	145,500
275	Total Commercial Services & Supplies				222,375

	Communications Equipment – 2.5%

75	Avaya Inc., 144A	7.000%	4/01/19	B	50,625

190	Avaya Inc., 144A	10.500%	3/01/21	CCC+	58,425

200	CommScope Inc., 144A	5.500%	6/15/24	B	202,000
465	Total Communications Equipment				311,050

	Construction & Engineering – 1.0%

125	Shea Homes LP, 144A	5.875%	4/01/23	B+	123,281

	Construction Materials – 1.6%

200	Norbord Inc., 144A	6.250%	4/15/23	Ba2	197,000

	Consumer Finance – 0.8%

75	First Data Corporation, 144A	7.000%	12/01/23	B	75,750

25	First Data Corporation, 144A	5.000%	1/15/24	BB	25,031
100	Total Consumer Finance				100,781

42	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Containers & Packaging – 2.2%

$125	Cascades Inc., 144A	5.500%	7/15/22	Ba3	$120,234

150	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	157,313
275	Total Containers & Packaging				277,547

	Diversified Consumer Services – 0.8%

150	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	103,500

	Diversified Telecommunication Services – 2.7%

25	CenturyLink Inc., (WI/DD)	7.500%	4/01/24	BB+	25,031

65	IntelSat Jackson Holdings, 144A	8.000%	2/15/24	B1	66,950

300	IntelSat Limited	8.125%	6/01/23	CC	89,625

150	Level 3 Financing Inc.	5.125%	5/01/23	BB	151,687
540	Total Diversified Telecommunication Services				333,293

	Electric Utilities – 1.0%

150	Talen Energy Supply LLC	6.500%	6/01/25	B+	124,500

	Energy Equipment & Services – 1.2%

150	NGPL PipeCo LLC, 144A	7.119%	12/15/17	Caa2	144,938

	Food & Staples Retailing – 2.2%

100	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B+	108,250

150	Rite Aid Corporation, 144A	6.125%	4/01/23	B	159,000
250	Total Food & Staples Retailing				267,250

	Food Products – 2.2%

50	Pinnacle Foods Inc., 144A	5.875%	1/15/24	B+	52,125

50	Treehouse Foods Inc., 144A	6.000%	2/15/24	BB	53,000

150	WhiteWave Foods Company	5.375%	10/01/22	BB-	161,437
250	Total Food Products				266,562

	Health Care Equipment & Supplies – 2.6%

100	Hologic Incorporated, 144A	5.250%	7/15/22	BB	104,250

100	Kinetic Concepts	12.500%	11/01/19	CCC+	87,062

140	Tenet Healthcare Corporation	6.750%	6/15/23	B3	134,050
340	Total Health Care Equipment & Supplies				325,362

	Health Care Providers & Services – 4.6%

50	Centene Escrow Corporation, 144A	5.625%	2/15/21	BB	52,125

75	HCA Inc.	5.875%	2/15/26	BB	77,250

50	HCA Inc.	5.250%	6/15/26	BBB–	51,250

100	HealthSouth Corporation	5.750%	11/01/24	B+	101,300

150	Mallinckrodt International Finance SA, 144A	5.500%	4/15/25	BB–	132,374

150	Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	151,125
575	Total Health Care Providers & Services				565,424

Nuveen Investments	43

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Hotels, Restaurants & Leisure – 2.5%

$37	Boyd Gaming Corporation, 144A	6.375%	4/01/26	B–	$38,388

150	Interval Acquisition Corporation, 144A	5.625%	4/15/23	BB–	150,375

150	Scientific Games International Inc.	10.000%	12/01/22	B	121,500
337	Total Hotels, Restaurants & Leisure				310,263

	Household Durables – 0.6%

75	Lennar Corporation	4.875%	12/15/23	BB+	75,000

	Household Products – 1.3%

150	Sprectum Brands Inc.	5.750%	7/15/25	BB–	159,375

	Internet & Catalog Retail – 0.8%

100	Netflix Incorporated	5.500%	2/15/22	B+	104,694

	Internet Software & Services – 1.2%

150	Sabre GLBL Inc., 144A	5.375%	4/15/23	Ba3	153,938

	Leisure Products – 1.9%

150	Party City Holdco Inc., 144A	6.125%	8/15/23	B–	154,500

75	Vista Outdoor Inc., 144A	5.875%	10/01/23	BB+	78,563
225	Total Leisure Products				233,063

	Machinery – 1.2%

150	Cleaver-Brooks Inc., 144A	8.750%	12/15/19	B	141,750

	Marine – 1.6%

234	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	194,220

	Media – 10.4%

150	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	154,031

25	AMC Networks Inc.	5.000%	4/01/24	BB	25,094

150	Cable One Inc., 144A	5.750%	6/15/22	BB	153,750

150	CCOH Safari LLC, 144A	5.750%	2/15/26	BB	155,250

428	Clear Channel Communications, Inc.	14.000%	2/01/21	CC	96,262

150	Dish DBS Corporation	5.000%	3/15/23	BB–	133,500

50	Lamar Media Corporation, 144A	5.750%	2/01/26	Ba1	52,500

250	LIN Television Corporation	5.875%	11/15/22	B+	253,125

50	Sinclair Television Group, 144A	5.875%	3/15/26	B+	51,313

60	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	61,050

150	Virgin Media Secured Finance, 144A	5.250%	1/15/26	BB+	150,000
1,613	Total Media				1,285,875

	Multiline Retail – 1.9%

150	Family Tree Escrow LLC, 144A	5.750%	3/01/23	BB–	158,906

75	Scotts Mircle-Gro Company, 144A	6.000%	10/15/23	B+	79,125
225	Total Multiline Retail				238,031

44	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Oil, Gas & Consumable Fuels – 0.6%

$117	Halcon Resources Corporation, 144A	12.000%	2/15/22	CCC+	$77,805

	Pharmaceuticals – 2.2%

150	Endo Finance LLC / Endo Finco Inc., 144A	6.000%	7/15/23	B1	141,188

75	JLL/Delta Dutch Pledgeco BV, 144A	8.750%	5/01/20	CCC+	73,125

50	Prestige Brands Inc., 144A	6.375%	3/01/24	B	52,125
275	Total Pharmaceuticals				266,438

	Professional Services – 2.3%

125	IHS Inc.	5.000%	11/01/22	BBB	129,531

150	Nielsen Finance LLC Co., 144A	5.000%	4/15/22	BB+	153,750
275	Total Professional Services				283,281

	Real Estate Investment Trust – 2.3%

150	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BB+	145,875

95	Communications Sales & Leasing Inc.	8.250%	10/15/23	BB–	88,113

50	iStar Inc.	5.000%	7/01/19	B+	48,000
295	Total Real Estate Investment Trust				281,988

	Semiconductors & Semiconductor Equipment – 0.8%

150	Advanced Micro Devices, Inc.	7.000%	7/01/24	CCC	98,250

	Software – 5.3%

500	BMC Software Finance Inc., 144A	8.125%	7/15/21	CCC+	360,000

150	Infor Us Inc.	6.500%	5/15/22	B–	136,500

150	SS&C Technologies Holdings, Inc., 144A	5.875%	7/15/23	B+	155,766
800	Total Software				652,266

	Specialty Retail – 1.0%

150	Jo-Ann Stores Holdings Inc., 144A	9.750%	10/15/19	CCC+	120,000

	Technology Hardware, Storage & Peripherals – 0.5%

60	Western Digital Corporation, (WI/DD), 144A	7.375%	4/01/23	BBB–	61,200

	Trading Companies & Distributors – 0.3%

40	HD Supply Inc., (WI/DD), 144A	5.750%	4/15/24	B	41,100

	Transportation Infrastructure – 0.8%

125	CEVA Group PLC, 144A	7.000%	3/01/21	B2	99,688

	Wireless Telecommunication Services – 6.3%

350	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	331,624

150	Sprint Corporation	7.125%	6/15/24	B+	111,375

200	T-Mobile USA Inc.	6.375%	3/01/25	BB	204,750

125	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	127,031
825	Total Wireless Telecommunication Services				774,780
$10,631	Total Corporate Bonds (cost $10,794,321)				9,426,406

Nuveen Investments	45

Nuveen Symphony High Yield Bond Fund (continued)

Portfolio of Investments	March 31, 2016 (Unaudited)

Principal Amount (000)	Description (1)	Coupon (4)	Maturity (5)	Ratings (2)	Value

	VARIABLE RATE SENIOR LOAN INTERESTS – 7.8% (4)

	Automobiles – 0.5%

$58	Chrysler Group LLC, Term Loan B, (WI/DD)	TBD	TBD	BBB–	$58,641

	Hotels, Restaurants & Leisure – 1.0%

125	MGM Resorts International, Term Loan B, (WI/DD)	TBD	TBD	BB+	124,574

	Internet & Catalog Retail – 0.8%

100	Travelport LLC, Term Loan B, First Lien	5.750%	9/02/21	B+	100,087

	Internet Software & Services – 1.1%

148	Tibco Software, Inc., Term Loan B	6.500%	12/04/20	B1	135,692

	Semiconductors & Semiconductor Equipment – 1.8%

125	Avago Technologies, Term Loan B, First Lien, (WI/DD)	TBD	TBD	BBB	124,540

100	On Semiconductor Corp., Term Loan B, First Lien, (WI/DD)	TBD	TBD	Ba1	100,350
225	Total Semiconductors & Semiconductor Equipment				224,890

	Specialty Retail – 0.6%

75	Petsmart, Inc., Term Loan B	4.250%	3/11/22	BB–	74,410

	Technology Hardware, Storage & Peripherals – 2.0%

245	Dell, Inc., Term Loan B2, (DD1)	4.000%	4/29/20	BBB	244,954
$976	Total Variable Rate Senior Loan Interests (cost $973,584)				963,248
	Total Long-Term Investments (cost $11,898,496)				10,439,629

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 19.3%

	REPURCHASE AGREEMENTS – 19.3%

$2,381	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/16, repurchase price $2,380,731, collateralized by $2,375,000 U.S. Treasury Notes, 1.875%, due 8/31/22, value $2,428,438	0.030%	4/01/16		$2,380,729
	Total Short-Term Investments (cost $2,380,729)				2,380,729
	Total Investments (cost $14,279,225) – 103.8%				12,820,358
	Other Assets Less Liabilities – (3.8)% (6)				(463,691)
	Net Assets – 100%				$12,356,667

Investments in Derivatives as of March 31, 2016

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (7)	Current Credit Spread (8)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	iStar Inc.	Buy	4.893%	$50,000	5.000%	6/20/21	$(300)	$588

46	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	As of, or subsequent to, the end of the reporting period this security is non-income producing. Non-income producing security, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issuer is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.

(4)	Senior loans generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate (“LIBOR”), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan. The rate shown is the coupon as of the end of the reporting period.

(5)	Senior loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments of senior loans may occur. As a result, the actual remaining maturity of senior loans held may be substantially less than the stated maturities shown.

(6)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(7)	The Fund entered into the credit default swap to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning that referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(8)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of a higher likelihood of performance by the seller of protection.

(DD1)	Portion of investment purchased on a delayed delivery basis.

(WI/DD)	Purchased on a when-issued or delayed delivery basis.

TBD	Senior Loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the Borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of

Assets and Liabilities	March 31, 2016 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Assets
Long-term investments, at value (cost $694,188,605, $840,293,187 and $11,898,496, respectively)	$559,934,441	$766,349,736	$10,439,629
Short-term investments, at value (cost approximates value)	66,853,140	41,742,102	2,380,729
Cash	24,542	695,738	58,584
Unrealized appreciation on credit default swaps	47,045	—	588
Receivable for:
Interest	12,669,857	7,291,230	201,136
Investments sold	124,516	3,934,138	—
Reimbursement from Adviser	—	—	1,083
Shares sold	7,516,398	3,509,399	4,019
Other assets	110,705	136,848	27,730
Total assets	647,280,644	823,659,191	13,113,498
Liabilities
Credit default swaps premiums received	71,078	—	888
Payable for:
Dividends	490,944	173,378	40,046
Investments purchased	24,856,140	19,193,700	676,786
Shares redeemed	3,263,996	3,092,007	5,601
Accrued expenses:
Management fees	305,496	395,273	—
Trustees fees	31,664	30,230	89
12b-1 distribution and service fees	95,636	58,602	1,119
Other	366,499	346,042	32,302
Total liabilities	29,481,453	23,289,232	756,831
Net assets	$617,799,191	$800,369,959	$12,356,667
Class A Shares
Net assets	$102,419,228	$108,812,004	$2,729,681
Shares outstanding	5,562,630	5,699,257	176,846
Net asset value (“NAV”) per share	$18.41	$19.09	$15.44
Offering price per share (NAV per share plus maximum sales charge of 4.75%, 3.00% and 4.75%, respectively, of offering price)	$19.33	$19.68	$16.21
Class C Shares
Net assets	$87,066,257	$41,841,035	$730,266
Shares outstanding	4,734,475	2,191,819	47,447
NAV and offering price per share	$18.39	$19.09	$15.39
Class R6 Shares
Net assets	$8,409,761	$23,438	$—
Shares outstanding	456,073	1,227	—
NAV and offering price per share	$18.44	$19.10	$—
Class I Shares
Net assets	$419,903,945	$649,693,482	$8,896,720
Shares outstanding	22,802,094	34,012,744	576,305
NAV and offering price per share	$18.42	$19.10	$15.44
Net assets consist of:
Capital paid-in	$806,985,605	$895,058,475	$15,766,972
Undistributed (Over-distribution of) net investment income	449,021	(912,354)	(111,953)
Accumulated net realized gain (loss)	(55,428,316)	(19,832,711)	(1,840,073)
Net unrealized appreciation (depreciation)	(134,207,119)	(73,943,451)	(1,458,279)
Net assets	$617,799,191	$800,369,959	$12,356,667
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of

Operations	Six Months Ended March 31, 2016 (Unaudited)

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Investment Income	$28,182,906	$26,516,611	$455,474
Expenses
Management fees	2,113,936	2,695,412	40,559
12b-1 service fees – Class A Shares	151,745	162,403	2,647
12b-1 distribution and service fees – Class C Shares	490,050	220,922	3,837
Shareholder servicing agent fees	374,465	229,089	876
Custodian fees	68,993	138,098	12,870
Trustees fees	9,199	11,965	162
Professional fees	73,004	57,371	16,532
Shareholder reporting expenses	61,026	24,126	3,677
Federal and state registration fees	47,003	47,666	20,605
Other	124,283	237,464	5,877
Total expenses before fee waiver/expense reimbursement	3,513,704	3,824,516	107,642
Fee waiver/expense reimbursement	—	—	(47,388)
Net expenses	3,513,704	3,824,516	60,254
Net investment income (loss)	24,669,202	22,692,095	395,220
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(40,909,100)	(10,976,931)	(1,433,775)
Swaps	(1,036,895)	—	(12,227)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,026,297)	(24,181,040)	728,396
Swaps	(125,051)	—	588
Net realized and unrealized gain (loss)	(54,097,343)	(35,157,971)	(717,018)
Net increase (decrease) in net assets from operations	$(29,428,141)	$(12,465,876)	$(321,798)

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of

Changes in Net Assets	(Unaudited)

	Symphony Credit Opportunities		Symphony Floating Rate Income		Symphony High Yield Bond
	Six Months Ended 3/31/16	Year Ended 9/30/15	Six Months Ended 3/31/16	Year Ended 9/30/15	Six Months Ended 3/31/16	Year Ended 9/30/15
Operations
Net investment income (loss)	$24,669,202	$65,358,948	$22,692,095	$50,464,206	$395,220	$1,003,307
Net realized gain (loss) from:
Investments and foreign currency	(40,909,100)	(11,930,466)	(10,976,931)	(7,366,496)	(1,433,775)	(321,482)
Swaps	(1,036,895)	698,817	—	—	(12,227)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(12,026,297)	(113,104,768)	(24,181,040)	(42,057,030)	728,396	(2,192,263)
Swaps	(125,051)	172,096	—	—	588	—
Net increase (decrease) in net assets from operations	(29,428,141)	(58,805,373)	(12,465,876)	1,040,680	(321,798)	(1,510,438)
Distributions to Shareholders
From net investment income:
Class A Shares	(4,548,673)	(11,992,238)	(3,363,593)	(6,323,410)	(62,740)	(283,287)
Class C Shares	(3,305,493)	(7,557,625)	(987,280)	(1,570,970)	(19,787)	(37,950)
Class R6 Shares	(324,332)	(491,943)	(646)	(767)	—	—
Class I Shares	(18,872,090)	(41,911,211)	(20,341,273)	(43,621,525)	(320,848)	(734,645)
From accumulated net realized gains:
Class A Shares	—	(1,297,258)	—	—	—	(605,461)
Class C Shares	—	(905,042)	—	—	—	(86,096)
Class R6 Shares	—	(35,571)	—	—	—	—
Class I Shares	—	(4,004,010)	—	—	—	(1,908,617)
Decrease in net assets from distributions to shareholders	(27,050,588)	(68,194,898)	(24,692,792)	(51,516,672)	(403,375)	(3,656,056)
Fund Share Transactions
Proceeds from sale of shares	149,808,770	418,651,158	209,833,957	624,702,284	2,270,867	20,467,584
Proceeds from shares issued to shareholders due to reinvestment of distributions	23,247,763	57,493,067	23,698,014	49,744,196	167,145	1,613,308
	173,056,533	476,144,225	233,531,971	674,446,480	2,438,012	22,080,892
Cost of shares redeemed	(386,801,401)	(709,834,447)	(450,232,060)	(674,728,534)	(5,146,939)	(25,274,686)
Net increase (decrease) in net assets from Fund share transactions	(213,744,868)	(233,690,222)	(216,700,089)	(282,054)	(2,708,927)	(3,193,794)
Net increase (decrease) in net assets	(270,223,597)	(360,690,493)	(253,858,757)	(50,758,046)	(3,434,100)	(8,360,288)
Net assets at the beginning of period	888,022,788	1,248,713,281	1,054,228,716	1,104,986,762	15,790,767	24,151,055
Net assets at the end of period	$617,799,191	$888,022,788	$800,369,959	$1,054,228,716	$12,356,667	$15,790,767
Undistributed (Over-distribution of) net investment income at the end of period	$449,021	$2,830,407	$(912,354)	$1,088,343	$(111,953)	$(103,798)

See accompanying notes to financial statements.

50	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	51

Financial

Highlights (Unaudited)

Symphony Credit Opportunities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (4/10)
2016(f)	$19.67	$0.64	$(1.20)	$(0.56)	$(0.70)	$—	$(0.70)	$18.41
2015	22.19	1.31	(2.46)	(1.15)	(1.25)	(0.12)	(1.37)	19.67
2014	22.33	1.22	0.06	1.28	(1.28)	(0.14)	(1.42)	22.19
2013	21.85	1.26	0.68	1.94	(1.36)	(0.10)	(1.46)	22.33
2012	19.45	1.27	2.49	3.76	(1.36)	—	(1.36)	21.85
2011	20.42	1.40	(1.00)	0.40	(1.27)	(0.10)	(1.37)	19.45
Class C (4/10)
2016(f)	19.64	0.57	(1.19)	(0.62)	(0.63)	—	(0.63)	18.39
2015	22.16	1.16	(2.48)	(1.32)	(1.08)	(0.12)	(1.20)	19.64
2014	22.30	1.05	0.05	1.10	(1.10)	(0.14)	(1.24)	22.16
2013	21.82	1.10	0.67	1.77	(1.19)	(0.10)	(1.29)	22.30
2012	19.42	1.11	2.49	3.60	(1.20)	—	(1.20)	21.82
2011	20.40	1.26	(1.02)	0.24	(1.12)	(0.10)	(1.22)	19.42
Class R6 (10/14)
2016(f)	19.69	0.68	(1.20)	(0.52)	(0.73)	—	(0.73)	18.44
2015(e)	22.22	1.38	(2.49)	(1.11)	(1.30)	(0.12)	(1.42)	19.69
Class I (4/10)
2016(f)	19.67	0.66	(1.18)	(0.52)	(0.73)	—	(0.73)	18.42
2015	22.20	1.37	(2.48)	(1.11)	(1.30)	(0.12)	(1.42)	19.67
2014	22.33	1.28	0.06	1.34	(1.33)	(0.14)	(1.47)	22.20
2013	21.85	1.32	0.67	1.99	(1.41)	(0.10)	(1.51)	22.33
2012	19.45	1.33	2.48	3.81	(1.41)	—	(1.41)	21.85
2011	20.43	1.45	(1.00)	0.45	(1.33)	(0.10)	(1.43)	19.45

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.79)%	$102,419	1.05	%*	6.83	%*	1.05	%*	6.83	%*	13%
(5.48)	156,026	1.03		6.13		1.03		6.13		40
5.75	274,366	1.00		5.33		1.00		5.33		54
9.15	246,562	1.03		5.70		1.03		5.70		77
19.72	77,603	1.13		5.99		1.07		6.05		83
1.76	23,883	1.16		6.69		1.08		6.77		137

(3.13)	87,066	1.81	*	6.13	*	1.81	*	6.13	*	13
(6.21)	116,809	1.78		5.41		1.78		5.41		40
4.96	176,017	1.75		4.61		1.75		4.61		54
8.36	92,576	1.78		4.98		1.78		4.98		77
18.87	41,128	1.88		5.24		1.82		5.29		83
0.96	11,037	1.91		6.02		1.83		6.10		137

(2.60)	8,410	0.71	*	7.27	*	0.71	*	7.27	*	13
(5.27)	8,643	0.70		6.47		0.70		6.47		40

(2.66)	419,904	0.81	*	7.08	*	0.81	*	7.08	*	13
(5.23)	606,545	0.78		6.39		0.78		6.39		40
6.05	798,330	0.75		5.62		0.75		5.62		54
9.36	333,666	0.78		5.95		0.78		5.95		77
20.08	136,009	0.88		6.29		0.82		6.34		83
1.97	53,432	0.92		6.85		0.83		6.94		137

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period October 1, 2014 (commencement of operations) through September 30, 2015.
(f)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Symphony Floating Rate Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (5/11)
2016(g)	$19.76	$0.46	$(0.63)	$(0.17)	$(0.50)	$—	$(0.50)	$19.09
2015	20.68	0.90	(0.90)	—	(0.92)	—	(0.92)	19.76
2014	20.70	0.85	(0.04)	0.81	(0.82)	(0.01)	(0.83)	20.68
2013	20.15	0.73	0.83	1.56	(0.93)	(0.08)	(1.01)	20.70
2012	18.57	1.01	1.66	2.67	(1.09)	—	(1.09)	20.15
2011(e)	20.00	0.35	(1.42)	(1.07)	(0.36)	—	(0.36)	18.57
Class C (5/11)
2016(g)	19.76	0.39	(0.63)	(0.24)	(0.43)	—	(0.43)	19.09
2015	20.66	0.74	(0.89)	(0.15)	(0.75)	—	(0.75)	19.76
2014	20.68	0.69	(0.04)	0.65	(0.66)	(0.01)	(0.67)	20.66
2013	20.13	0.58	0.83	1.41	(0.78)	(0.08)	(0.86)	20.68
2012	18.56	0.87	1.64	2.51	(0.94)	—	(0.94)	20.13
2011(e)	20.00	0.29	(1.42)	(1.13)	(0.31)	—	(0.31)	18.56
Class R6 (1/15)
2016(g)	19.77	0.49	(0.63)	(0.14)	(0.53)	—	(0.53)	19.10
2015(f)	20.38	0.62	(0.60)	0.02	(0.63)	—	(0.63)	19.77
Class I (5/11)
2016(g)	19.77	0.48	(0.62)	(0.14)	(0.53)	—	(0.53)	19.10
2015	20.69	0.95	(0.90)	0.05	(0.97)	—	(0.97)	19.77
2014	20.71	0.90	(0.04)	0.86	(0.87)	(0.01)	(0.88)	20.69
2013	20.14	0.77	0.86	1.63	(0.98)	(0.08)	(1.06)	20.71
2012	18.57	1.07	1.64	2.71	(1.14)	—	(1.14)	20.14
2011(e)	20.00	0.37	(1.42)	(1.05)	(0.38)	—	(0.38)	18.57

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(0.83)%	$108,812	1.00	%*	4.78	%*	1.00	%*	4.78	%*	15%
(0.04)	157,579	0.96		4.39		0.96		4.39		42
3.96	131,751	0.98		4.06		0.98		4.06		41
7.92	88,575	1.13		3.56		1.07		3.62		53
14.74	1,088	1.91		4.30		1.07		5.14		210
(5.43)	274	1.54	*	3.87	*	1.08	*	4.33	*	97

(1.17)	41,841	1.75	*	4.07	*	1.75	*	4.07	*	15
(0.82)	45,962	1.71		3.65		1.71		3.65		42
3.17	40,407	1.73		3.31		1.73		3.31		41
7.12	29,492	1.85		2.83		1.82		2.86		53
13.82	487	2.70		3.58		1.82		4.46		210
(5.72)	248	2.28	*	3.08	*	1.83	*	3.54	*	97

(0.65)	23	0.70	*	5.13	*	0.70	*	5.13	*	15
0.03	24	0.68	*	4.51	*	0.68	*	4.51	*	42

(0.70)	649,693	0.75	*	5.04	*	0.75	*	5.04	*	15
0.21	850,663	0.70		4.65		0.70		4.65		42
4.20	932,829	0.72		4.30		0.72		4.30		41
8.28	393,624	0.84		3.81		0.82		3.83		53
14.90	10,346	1.63		4.62		0.82		5.42		210
(5.30)	8,589	1.28	*	4.04	*	0.83	*	4.50	*	97

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period May 2, 2011 (commencement of operations) through September 30, 2011.
(f)	For the period January 28, 2015 (commencement of operations) through September 30, 2015.
(g)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Symphony High Yield Bond

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended September 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/12)
2016(f)	$16.26	$0.45	$(0.80)	$(0.35)	$(0.47)	$—	$(0.47)	$15.44
2015	22.05	1.05	(2.63)	(1.58)	(1.12)	(3.09)	(4.21)	16.26
2014	21.53	1.27	0.67	1.94	(1.37)	(0.05)	(1.42)	22.05
2013(e)	20.00	0.49	1.75	2.24	(0.71)	—	(0.71)	21.53
Class C (12/12)
2016(f)	16.22	0.40	(0.83)	(0.43)	(0.40)	—	(0.40)	15.39
2015	21.99	0.90	(2.61)	(1.71)	(0.97)	(3.09)	(4.06)	16.22
2014	21.47	1.08	0.69	1.77	(1.20)	(0.05)	(1.25)	21.99
2013(e)	20.00	0.73	1.37	2.10	(0.63)	—	(0.63)	21.47
Class I (12/12)
2016(f)	16.27	0.48	(0.82)	(0.34)	(0.49)	—	(0.49)	15.44
2015	22.06	1.10	(2.63)	(1.53)	(1.17)	(3.09)	(4.26)	16.27
2014	21.54	1.29	0.70	1.99	(1.42)	(0.05)	(1.47)	22.06
2013(e)	20.00	0.95	1.33	2.28	(0.74)	—	(0.74)	21.54

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

(2.19)%	$2,730	1.77	%*	5.06	%*	1.06	%*	5.76	%*	27%
(7.25)	2,860	1.59		5.10		1.07		5.63		154
9.10	9,037	1.18		5.53		1.07		5.64		178
11.24	32,646	0.94	*	2.93	*	0.94	*	2.93	*	185

(2.65)	730	2.54	*	4.36	*	1.81	*	5.08	*	27
(7.93)	828	2.32		4.50		1.82		5.01		154
8.31	549	2.10		4.54		1.82		4.83		178
10.53	110	2.65	*	3.45	*	1.82	*	4.28	*	185

(2.12)	8,897	1.54	*	5.38	*	0.81	*	6.10	*	27
(7.01)	12,103	1.34		5.51		0.82		6.03		154
9.36	14,565	1.11		5.43		0.82		5.72		178
11.43	5,820	1.90	*	4.47	*	0.82	*	5.56	*	185

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period December 10, 2012 (commencement of operations) through September 30, 2013.
(f)	For the six months ended March 31, 2016.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Credit Opportunities Fund (“Symphony Credit Opportunities”), Nuveen Symphony Floating Rate Income Fund (“Symphony Floating Rate Income”) and Nuveen Symphony High Yield Bond Fund (“Symphony High Yield Bond”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Funds is March 31, 2016, and the period covered by these Notes to Financial Statements is the six months ended March 31, 2016 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). Nuveen is an operating division of TIAA Global Asset Management. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Symphony Asset Management LLC (“Symphony”), an affiliate of Nuveen, under which Symphony manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Symphony Credit Opportunities

Symphony Credit Opportunities’ investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests primarily in debt instruments (e.g., bonds, loans and convertible securities), a substantial portion of which may be rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund may invest up to 35% of its net assets in loans and up to 30% of its net assets in convertible securities. The Fund invests both in debt issued by U.S. companies and in U.S. dollar-denominated debt issued by non-U.S. companies that is traded over-the-counter (“OTC”) or listed on an exchange.

Symphony Floating Rate Income

Symphony Floating Rate Income’s principal investment objective is to seek a high level of current income and the secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in floating rate securities. Floating rate securities are defined to include floating rate loans, other floating rate debt securities including corporate debt securities and U.S. government securities, money market securities and shares of money market and short-term bond funds. The Fund may invest up to 20% of its net assets in other securities, which would primarily be fixed rate debt securities of any maturity, convertible securities and equity securities received as a result of the restructuring of an issuer’s debt. A substantial portion of the Fund’s assets generally will be invested in securities rated below investment grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” securities or “junk” bonds. The Fund invests both in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded OTC or listed on an exchange. Under normal market conditions, the average effective duration of the Fund’s portfolio will not be longer than one year.

Symphony High Yield Bond

Symphony High Yield Bond’s investment objective is to seek current income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in bonds rated below investment-grade or, if unrated, deemed by Symphony to be of comparable quality. Below investment-grade bonds are commonly referred to as “high yield” securities or “junk” bonds. These bonds generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. The Fund may invest up to 20% of its net assets, collectively, in bank loans, convertible securities and equity securities. The Fund may invest in securities issued by U.S. companies and in U.S. dollar-denominated securities issued by non-U.S. companies that are traded OTC or listed on an exchange.

58	Nuveen Investments

Each Fund may utilize the following derivatives: options; futures contracts; options on futures contracts; swap agreements, including interest rate swaps, total return swaps and credit default swaps; and options on swap agreements. Each Fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in each Fund’s portfolio, including the use of interest rate derivatives to convert fixed rate securities to floating rate securities for Symphony Floating Rate Income, or for speculative purposes in an effort to increase the Funds’ yield or to enhance returns. The use of a derivative is speculative if the Funds are primarily seeking to enhance returns, rather than offset the risk of other positions.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Outstanding when-issued/delayed delivery purchase commitments	$24,856,140	$19,193,700	$676,786

Investment Income

Investment income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects fee income, if any. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more ($500,000 or more for Symphony Floating Rate Income) are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	59

Notes to Financial Statements (Unaudited) (continued)

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Prices of fixed-income securities are provided by an independent pricing service approved by the Funds’ Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may

60	Nuveen Investments

consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Like most fixed-income securities, the senior and subordinated loans in which the Funds invest are not listed on an organized exchange. The secondary market of such investments may be less liquid relative to markets for other fixed-income securities. Consequently, the value of senior and subordinated loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan. These securities are generally classified as Level 2.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Symphony Credit Opportunities	Level 1	Level 2	Level 3		Total
Long-Term Investments*:
Common Stocks**	$—	$3,414,134	$—	***	$3,414,134
$25 Par (or similar) Retail Preferred	—	22,368	—		22,368
Convertible Bonds	—	2,499,750	—		2,499,750
Corporate Bonds	—	489,841,512	—		489,841,512
Variable Rate Senior Loan Interests	—	64,156,677	—		64,156,677
Short-Term Investments:
Repurchase Agreements	—	66,853,140	—		66,853,140
Investments in Derivatives:
Credit Default Swaps****	—	47,045	—		47,045
Total	$—	$626,834,626	$—	***	$626,834,626

Symphony Floating Rate Income
Long-Term Investments*:
Common Stocks**	$263,232	$3,237,226	$—		$3,500,458
$25 Par (or similar) Retail Preferred	—	7,726	—		7,726
Corporate Bonds	—	101,240,725	—		101,240,725
Variable Rate Senior Loan Interests	—	661,600,827	—		661,600,827
Short-Term Investments:
Repurchase Agreements	—	41,742,102	—		41,742,102
Total	$263,232	$807,828,606	$—		$808,091,838
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

Symphony High Yield Bond	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Convertible Bonds	$—	$49,975	$—	$49,975
Corporate Bonds	—	9,426,406	—	9,426,406
Variable Rate Senior Loan Interests	—	963,248	—	963,248
Short-Term Investments:
Repurchase Agreements	—	2,380,729	—	2,380,729
Investments in Derivatives:
Credit Default Swaps****	—	588	—	588
Total	$—	$12,820,946	$—	$12,820,946
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Value equals zero as of the end of the reporting period.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

62	Nuveen Investments

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Symphony Credit Opportunities	Fixed Income Clearing Corporation	$66,853,140	$(66,853,140)	$—
Symphony Floating Rate Income	Fixed Income Clearing Corporation	41,742,102	(41,742,102)	—
Symphony High Yield Bond	Fixed Income Clearing Corporation	2,380,729	(2,380,729)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swap Contracts

A Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For OTC swaps not cleared through a clearing house (“OTC Uncleared”), the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on credit default swaps (, net)” as described in the preceding paragraph. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity.

During the current fiscal period, Symphony Credit Opportunities and Symphony High Yield Bond invested in credit default swaps, which were used to provide a benefit if particular bonds’ credit quality worsened.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

	Symphony Credit Opportunities	Symphony High Yield Bond
Average notional amount of credit default swap contracts outstanding*	$4,666,667	$16,667
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by Symphony Credit Opportunities and Symphony High Yield Bond as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Symphony Credit Opportunities

Credit	Swaps (OTC)	Unrealized appreciation on credit default swaps**	$47,045	—	$—

Symphony High Yield Bond

Credit	Swaps (OTC)	Unrealized appreciation on credit default swaps**	$588	—	$—
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the Funds’ swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Credit Default Swaps*	Gross Unrealized (Depreciation) on Credit Default Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Symphony Credit Opportunities	Goldman Sachs Bank USA	$47,045	$—	$—	$47,045	$—	$47,045
Symphony High Yield Bond	Goldman Sachs Bank USA	588	—	—	588	—	588
*	Represents gross unrealized appreciation (deprecation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Symphony Credit Opportunities	Credit	Swaps	$(1,036,895)	$(125,051)
Symphony High Yield Bond	Credit	Swaps	(12,227)	588

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty

64	Nuveen Investments

credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony Credit Opportunities	Shares	Amount	Shares	Amount
Shares sold:
Class A	861,454	$15,806,937	4,413,888	$95,144,627
Class C	266,848	4,968,597	960,690	20,671,618
Class R6	20,663	376,421	450,821	9,932,958
Class I	6,895,524	128,656,815	13,658,475	292,901,955
Shares issued to shareholders due to reinvestment of distributions:
Class A	231,480	4,281,034	587,427	12,496,825
Class C	152,942	2,821,943	323,854	6,868,508
Class R6	17,568	324,332	24,888	527,515
Class I	854,205	15,820,454	1,770,547	37,600,219
	9,300,684	173,056,533	22,190,590	476,144,225
Shares redeemed:
Class A	(3,462,668)	(64,066,615)	(9,432,042)	(201,197,502)
Class C	(1,632,451)	(30,282,218)	(3,281,135)	(69,722,126)
Class R6	(21,095)	(386,679)	(36,772)	(790,727)
Class I	(15,776,043)	(292,065,889)	(20,563,458)	(438,124,092)
	(20,892,257)	(386,801,401)	(33,313,407)	(709,834,447)
Net increase (decrease)	(11,591,573)	$(213,744,868)	(11,122,817)	$(233,690,222)

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony Floating Rate Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,648,316	$31,460,047	5,137,755	$105,226,310
Class C	259,018	5,001,704	886,113	18,130,182
Class R6	—	—	1,227	25,000
Class I	9,074,021	173,372,206	24,527,257	501,320,792
Shares issued to shareholders due to reinvestment of distributions:
Class A	168,291	3,215,033	297,226	6,055,706
Class C	47,243	900,651	70,500	1,436,225
Class R6	—	—	—	—
Class I	1,025,432	19,582,330	2,070,454	42,252,265
	12,222,321	233,531,971	32,990,532	674,446,480
Shares redeemed:
Class A	(4,091,318)	(78,067,865)	(3,832,231)	(78,308,109)
Class C	(441,048)	(8,408,125)	(586,147)	(11,961,848)
Class R6	—	—	—	—
Class I	(19,110,180)	(363,756,070)	(28,657,058)	(584,458,577)
	(23,642,546)	(450,232,060)	(33,075,436)	(674,728,534)
Net increase (decrease)	(11,420,225)	$(216,700,089)	(84,904)	$(282,054)

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Six Months Ended 3/31/16		Year Ended 9/30/15
Symphony High Yield Bond	Shares	Amount	Shares	Amount
Shares sold:
Class A	96,311	$1,468,111	524,300	$10,396,279
Class C	9,828	151,583	39,543	701,696
Class I	40,893	651,173	506,859	9,369,609
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,737	58,713	50,123	872,222
Class C	1,170	18,217	6,366	109,150
Class I	5,720	90,215	36,627	631,936
	157,659	2,438,012	1,163,818	22,080,892
Shares redeemed:
Class A	(99,055)	(1,564,513)	(808,401)	(16,126,946)
Class C	(14,617)	(219,791)	(19,825)	(348,732)
Class I	(214,194)	(3,362,635)	(459,813)	(8,799,008)
	(327,866)	(5,146,939)	(1,288,039)	(25,274,686)
Net increase (decrease)	(170,207)	$(2,708,927)	(124,221)	$(3,193,794)

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions, where applicable) during the current fiscal period were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Purchases	$81,485,517	$127,072,304	$3,197,931
Sales and maturities	255,356,629	321,738,118	5,792,718

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of March 31, 2016, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Cost of investments	$763,259,798	$884,825,983	$14,315,430
Gross unrealized:
Appreciation	$6,929,772	$3,163,144	$148,193
Depreciation	(143,401,989)	(79,897,289)	(1,643,265)
Net unrealized appreciation (depreciation) of investments	$(136,472,217)	$(76,734,145)	$(1,495,072)

66	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, bond premium amortization adjustments, treatment of notional principal contracts, complex securities character adjustments, return of capital distributions and distribution reallocations resulted in reclassifications among the Funds’ components of net assets as of September 30, 2015, the Funds’ last tax year end, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Capital paid-in	$(1)	$(24,232)	$(31,924)
Undistributed (Over-distribution of) net investment income	2,286,103	701,116	92,873
Accumulated net realized gain (loss)	(2,286,102)	(676,884)	(60,949)

The tax components of undistributed net ordinary income and net long-term capital gains as of September 30, 2015, the Funds’ last tax year end, were as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Undistributed net ordinary income[1],2	$10,400,258	$7,497,394	$—
Undistributed net long-term capital gains	—	—	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period September 1, 2015 through September 30, 2015, and paid on October 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2015, was designated for purposes of the dividends paid deduction as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Distributions from net ordinary income[2]	$65,225,645	$51,182,063	$3,622,122
Distributions from net long-term capital gains	4,057,187	—	47,169
Return of capital	—	—	31,924
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of September 30, 2015, the Funds’ last tax year end, the following Funds had unused capital losses carryforwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	Symphony Credit Opportunities	Symphony Floating Rate Income
Capital losses to be carried forward – not subject to expiration	$13,456,179	$8,796,040

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Symphony High Yield Bond
Post-October capital losses[3]	$386,946
Late-year ordinary losses[4]	—
[3]Capital	losses incurred from November 1, 2014 through September 30, 2015, the Funds’ last tax year end.
[4]Ordinary	losses incurred from January 1, 2015 through September 30, 2015, and/or specified losses incurred from November 1, 2014 through September 30, 2015.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Symphony is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
For the first $125 million	0.4500%	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375	0.4375
For the next $250 million	0.4250	0.4250	0.4250
For the next $500 million	0.4125	0.4125	0.4125
For the next $1 billion	0.4000	0.4000	0.4000
For net assets over $2 billion	0.3750	0.3750	0.3750

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2016, the complex-level fee rate for each Fund was 0.1632%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Credit Opportunities	N/A	N/A	1.35%
Symphony Floating Rate Income	0.85%	January 31, 2017	1.10
Symphony High Yield Bond	0.85	January 31, 2017	N/A
N/A	– Not applicable.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Sales charges collected	$87,546	$109,226	$1,506
Paid to financial intermediaries	82,341	105,105	1,353

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

68	Nuveen Investments

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
Commission advances	$83,916	$127,896	$1,492

To compensate for commissions advanced to financial intermediaries all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
12b-1 fees retained	$57,705	$73,755	$2,388

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Symphony Credit Opportunities	Symphony Floating Rate Income	Symphony High Yield Bond
CDSC retained	$9,188	$80,893	$803

As of the end of the reporting period, Nuveen owned shares of the following Funds as follows:

	Symphony Floating Rate Income	Symphony High Yield Bond
Class A Shares	—	2,500
Class C Shares	—	2,500
Class R6 Shares	1,227	—
Class I Shares	—	473,594

8. Senior Loan Commitments

Unfunded Commitments

Pursuant to the terms of certain of the variable rate senior loan agreements, the Funds may have unfunded senior loan commitments. Each Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. As of the end of the reporting period, the Funds had no such unfunded senior loan commitments.

Participation Commitments

With respect to the senior loans held in each Fund’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons interpositioned between the Fund and the borrower. As of the end of the reporting period, the Funds had no such outstanding participation commitments.

9. Borrowing Arrangements

Uncommitted Line of Credit

During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. Although the Funds participated in the Unsecured Credit Line, they did not have any outstanding balances during the current fiscal period.

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which includes the Funds. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

to most of the other open-end funds in the Nuveen fund family along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

70	Nuveen Investments

Additional

Fund Information

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	71

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Beta: A measure of the volatility of a portfolio relative to the overall market. A beta less than 1.0 indicates lower risk than the market; a beta greater than 1.0 indicates higher risk than the market.

Credit Suisse Leveraged Loan Index: A representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Custom Benchmark Index: An index comprised 60% of the BofA/Merrill Lynch U.S. High Yield Master II Index and 40% Credit Suisse Leveraged Loan Index. The BofA/Merrill Lynch U.S. High Yield Master II Index tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. The Credit Suisse Leveraged Loan Index is a representative, unmanaged index of tradeable, senior, U.S. dollar-denominated leveraged loans. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Lipper High Yield Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Loan Participation Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Loan Participation Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

72	Nuveen Investments

Notes

Nuveen Investments	73

Notes

74	Nuveen Investments

Notes

Nuveen Investments	75

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen helps secure the long-term goals of individual investors and the advisors who serve them. As an operating division of TIAA Global Asset Management, Nuveen provides access to investment expertise from leading asset managers and solutions across traditional and alternative asset classes. Built on more than a century of industry leadership, Nuveen’s teams of experts align with clients’ specific financial needs and goals, demonstrating commitment to advisors and investors through market perspectives and wealth management and portfolio advisory services. Nuveen manages more than $229 billion in assets as of March 31, 2016.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MSA-SCFR-0316P        16366-INV-B-05/17

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date: June 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date: June 6, 2016

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date: June 6, 2016